As filed with the Securities and Exchange Commission on April 26, 2006.

File No. 033-89798

File No. 811-08075

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 13 To Registration Statement No. 033-89798

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 58

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2006, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE

REQUIRED BY FORM N-6

N-6 Item	Caption in Prospectus
1	Cover Page; Back Cover
2	Summary of Benefits and Risks
3	Fee Tables
4	The Separate Account; The Company; Underlying Funds
5	Charges and Deductions
6	Description of Owner, Insured, and Beneficiary; Policy Transactions; Death Benefit; Premiums; Other Information; Other Benefits Available Under the Policy
7	Purchasing a Policy; Premiums; Policy Value
8	Death Benefit; Policy Value
9	Surrenders; Withdrawals; Your Right to a “Free Look”
10	Loans
11	Policy Termination and Reinstatement
12	Federal Income Tax Considerations
13	Legal Proceedings
14	Financial Statements

Caption in Statement of Additional Information
15	Cover Page; Table of Contents
16	The Company; The Separate Account
17	Services
18	Not Applicable
19	Additional Information About the Operation of the Contracts and the Registrant
20	Underwriters
21	Additional Information About Charges
22	Not Applicable
23	Not Applicable
24	Financial Statements
25	Performance Data
26	Not Applicable

Variable Life Select (VLS)

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. Massachusetts Mutual Life Insurance Company no longer offers this policy for sale.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply are:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2006. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office”:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2006

Variable Life Select (VLS)

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer MidCap Fund/VA1

Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

1	Prior to May 1, 2006, this fund was named Oppenheimer Aggressive Growth Fund/VA.

Massachusetts Mutual Variable Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words, or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	23
Administrative Office	1
attained age	11
cash surrender value	28
division	5, 19
general investment account	22
good order	13
grace period	24
initial selected face amount	13
issue date	17
modified endowment contract (“MEC”)	6, 40
monthly calculation date	35
net investment experience	23
net premium	16
planned premium	14
policy date	17
policy debt	28
policy debt limit	29
register date	17
selected face amount	13
valuation date	17
7-pay test	40

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers two death benefit options. Each is the greater of the minimum face amount, or:
1.  Level Option: The current selected face amount.
2.  Return of Account Value Option: The current selected face amount plus the account value of the policy.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of 13 investment divisions within its Separate Account. Each “division” invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• change the death benefit option;

• increase or decrease the policy’s selected face amount;

• change the beneficiary;

• change your investment selections.

TRANSFERS	You may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the Summary of Risks table and in Policy Transactions sections of the prospectus. We also offer Dollar Cost Averaging, an automated transfer program.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its cash surrender value. You may also withdraw a part of the cash surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy may terminate.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the Other Benefits Available Under the Policy section.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT PERFORMANCE	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in your variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges (or it exceeds its debt limit). Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals were not available during the first policy year.

• A withdrawal reduces the policy values and may reduce the face amount of the policy.

• A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the withdrawal fee.

• The maximum withdrawal is 75% of the cash surrender value.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of its non-loaned value.

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES	Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½, are subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time.
ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Summary of Benefits And Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the Charges and Deductions section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	Coverage Years Rates 1-20 4% 21+ 0%	All Coverage Years 4% of each premium payment.
Surrender Charges[1,2,3]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	Coverage Years 1-15 Administrative Surrender Charge • $0-$5 per $1000 of face amount plus Sales Load Surrender Charge • 0%-26% of premium paid Coverage Years 16+ • $0.00	same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2,3,4]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of face amount Sales Load Surrender Charge • 26% of premium paid	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of face amount Sales Load Surrender Charge • 26% of premium paid
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of: $25 per withdrawal or 2% of the amount withdrawn	same as current
Increase in Face Amount Charge	When you increase your selected face amount.	$0	$75
Change from Death Benefit Option 1 to Death Benefit Option 2	When you change from Death Benefit Option 1.	$0	$75
Accelerated Death Benefit Rider	When you elect an accelerated death benefit.	$150	$250
1	For the initial face amount, the rates vary by the insured’s gender, issue age, and by the year of coverage. For each increase in the face amount, the rates are based on the age and gender of the insured on the effective date of the increase. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. The Administrative Surrender Charge is zero in years eleven and beyond.
The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year.
4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Fee Tables

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Mortality charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.01688 — $63.89	• $83.33 per $1000 of Insurance Risk
Mortality charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.097 per $1000 of Insurance Risk	• $0.1409 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy	All Policy Years • $9 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account	Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Loan Interest Rate Expense Charge	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 0.90%	All Policy Years • 2.00%
Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Accidental Death Benefit Rider[4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.06591 — $0.12929	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2], 4	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount	• $0.06591 per $1000 of rider face amount
Death Benefit Guarantee Rider	Monthly, on the policy’s monthly charge date.	• $0.01 per $1000 of Selected Face Amount	same as current
Disability Benefit Rider[4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.041 — $0.266 Current Range of Rates per $1 of Specified Premium • $0.009 — $0.149	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2,3], 4	Monthly, on the policy’s monthly charge date.	• $0.056 per $1 of Monthly Deduction • $0.015 per $1 of Specified Premium	• $0.056 per $1 of Monthly Deduction • $0.015 per $1 of Specified Premium
Insurability Protection Rider[4]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.043 — $0.179	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1], 4	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount	• $0.154 per $1000 of rider face amount

Fee Tables

All of the monthly charges listed in the Periodic Charges table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates may vary by the insured’s gender, issue age, and risk classification, and by the year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your financial representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations.
2	The rates shown for the “representative insured” are first year rates only and generally increase over time.
3	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.
4	The rates vary by the insured’s gender and age.

Fee Tables

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.37%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Fund Name	Management Fees[1]	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century VP Income & Growth Fund	0.70%[2]	0.00%	—	0.70%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%	—	0.66%[3]
MML Blend Fund	0.40%	0.03%	—	0.43%[4]
MML Equity Fund	0.38%	0.03%	—	0.41%[4]
MML Equity Index Fund (Class II)	0.10%	0.27%	—	0.37%[5]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%[4]
MML Money Market Fund	0.49%	0.05%	—	0.54%[4]
MML Small Cap Equity Fund	0.65%	0.06%	—	0.71%[4]
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%	—	0.66%
Oppenheimer Global Securities Fund/VA	0.63%	0.04%	—	0.67%
Oppenheimer MidCap Fund/VA6	0.67%	0.02%	—	0.69%
Oppenheimer Strategic Bond Fund/VA	0.69%	0.02%	—	0.71%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.
2	Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.
3	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. This offset may be discontinued at any time.
4	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund in 2005.
5	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.
6	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

(See the fund prospectuses and Statement of Additional Information for more information.)

Fee Tables

The Company

Massachusetts Mutual Life Insurance Company (the “Company”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

In this prospectus we will also refer to the Company as “MassMutual”, “we”, “us”, or “our”.

MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Variable Life Select Policy

General Overview

The policy is a contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change the death benefit option after the insured reaches attained age 80. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy terminates on the Maturity Date shown on the schedule page of your policy. Any cash surrender value the policy has on the Maturity Date will be paid to the owner.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

The Company/The Variable Life Select Policy

Owner, Insured, Beneficiary

Owner

You name the owner in the application, however, the owner may be changed while the policy is in force, therefore, the owner is the person we have listed as such in our records. The owner is the person who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured that was more than 80 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. If an irrevocable beneficiary has been named or an assignment is in effect, the owner must have the beneficiary’s or assignee’s consent to change the beneficiary. Generally, the change will take effect as of the date your request is signed.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Owner, Insured, Beneficiary

Purchasing a Policy and Your Right to Cancel

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy was, and is $50,000. The owner selected, within our limits, the policy’s “selected face amount”. It is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 days of receiving it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the policy’s account value less any funds withdrawn and any policy debt. In certain other states we refunded the premium paid less withdrawals and debt, and in a few states we refunded your full premium.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Purchasing a Policy and Your Right to Cancel

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	selected face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments for VLS policies issued in New York and Puerto Rico should be sent to the following lockbox address:

Regular Mail:

MassMutual VLS

PO Box 75272

Chicago, IL 60675-5272

Overnight Mail:

MassMutual VLS

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75272

Chicago, IL 60654

Subsequent premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox. Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is received at the correct lockbox and is determined to be in good order.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial selected face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and the payment frequency (annual, semiannual, quarterly, or monthly check service).

We send you premium notices based on your selections. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force.

To change the amount and frequency of planned premiums, send a request to us at our Administrative Office, or call our Administrative Office at 1-800-272-2216.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 1 and
you make planned quarterly premium
payments. We have been sending you a bill
each quarter for the applicable premium. In
June you notify us that you want to change
your planned premium from quarterly
payments to annual payments. In this
situation, we would have sent you bills for
the first and second quarterly payments of
that year. After receiving your notification,
however, we would not send you a bill for
the last two quarterly payments of that year.
We will send your next bill out on the
following policy anniversary date (January
1). If you choose not to make a premium
payment between July and January 1, your
policy may lapse before you receive your
next bill. For more information on what
happens if your policy lapses, please read the
section titled Policy Termination and
Reinstatement.

Premiums

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You can discontinue this service by contacting our Administrative Office.

Notification of account changes must be received at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on either the 5th or the 20th of each month. If you do not specify a date, drafts will occur on the 20th. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

You may also pay premiums from your existing Oppenheimer Money Market account provided the fund participates in the “Oppenheimer Automatic Insurance Premium Payment Plan”. Through this service, we automatically deduct premium payments from the Oppenheimer account you designate.

You should note that we cannot apply premium to your policy until 10 business days after your investment into the Oppenheimer account. For example, if you allocated funds to the Oppenheimer account on February 1st, the premium cannot be applied to your policy until February 11th regardless of when the premium is due. Withdrawals from your Oppenheimer account will be made on either the 5th or the 20th of each month. If you do not specify a date, drafts will occur on the 20th.

You can make changes to the Oppenheimer Automatic Insurance Premium Payment Plan by contacting our Administrative Office. The Oppenheimer account owner, or the policy owner may terminate the Oppenheimer Automatic Insurance Premium Payment Plan at any time, upon 30 days advanced written notice to the MassMutual address listed below.

MassMutual Financial Group

Life Customer Service Hub

1295 State Street

Springfield, MA 01111-0001

Oppenheimer Funds, Inc. is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. Participating in the Oppenheimer Automatic Insurance Premium Payment Plan or purchasing an Oppenheimer investment is not an issue requirement for any life insurance policy or any other insurance policy issued by Massachusetts Mutual Life Insurance Company or one of its subsidiaries or affiliates. Refer to your Oppenheimer Money Market Prospectus for the risks and benefits of your Money Market account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments. You may, however, elect to set up a “planned premium” payment plan. Premium payment plans are discussed above in the Premium Payments and Payment Plans section.

The minimum premium payment we will accept is $10.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will apply to your policy the part of the premium that will not cause it to become a MEC and we will refund the balance to you. Additionally, we will follow these procedures:

•	If we receive a subsequent premium payment greater than 21 calendar days prior to the Policy Anniversary Date the premium payment will be considered not in good order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC, unless you’ve previously notified us in writing that you want your policy to become a MEC. We will return the remaining portion of the payment to the premium payer. In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next policy anniversary date.
•

If we receive a subsequent premium payment for a planned premium due greater than 10 but less than 22 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and send a written notice to the owner requesting instructions on how to apply the

Premiums

payment. If the owner does not respond within 10 business days we will credit the policy with the portion of the payment that will not cause the policy to become a MEC and return the balance of the payment to the premium payer. The premium will be credited on the Valuation Date immediately following the 10th business day after receipt of the premium payment. If the owner responds within 10 business days and requests that the policy become a MEC, the premium payment will be applied on the date we receive the instructions in good order. If the owner responds and does not want the policy to become a MEC, we will apply the portion of the payment that will not cause the policy to become a MEC on the date we receive the instructions in good order and return the balance of the payment to the premium payer.

•	If we receive a subsequent premium payment within 10 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the basic premium for the policy;

(b)	the amount of premium paid in the preceding policy year;

(c)	the highest premium payment amount that would not increase the insurance risk, or

(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order and accepted by us minus the premium expense charge.

Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. You must set your net premium allocation in terms of whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, facsimile transmission, or through our Web site, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

The request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the

Premiums

close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It was the valuation date that was on the latest of:

a.	the policy date;

b.	the day we received your completed Part 1 of the application for the policy, or

c.	the day we received the first premium payment in good order.

A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them, in good order, at our Administrative Office or at the address shown on the premium notice. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment, in good order, on a non-valuation date or after the close of a valuation date, we will apply the premium payment on the next valuation date.

Premiums

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities law and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLS policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLS policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLS policies. When we talk about the Separate Account in this prospectus, we are specifically referring to the VLS segment of the Separate Account.

Currently, the VLS segment of the Separate Account is divided into 13 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLS policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the investment objective of the fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus.

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable policies”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable policies. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses — Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable policies.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500®[1] Index by investing in stocks of companies with solid expected returns.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment grade fixed income debt securities.
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer MidCap Fund/VA5	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.

Investment Choices

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index[2].

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.
3	Prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 nor under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the VLS Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

We may credit a higher rate of interest at our discretion.

Investment Choices

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and

2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account;
•	the net investment experience of the Separate Account, and
•	loans deducted from the Separate Account.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	monthly charges and surrender charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is transferred to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

Policy Value

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the Federal Income Tax Considerations section.

Policy Termination

The policy may terminate without value if its account value (less policy debt) on a monthly calculation date cannot cover the charges due.

Grace Period

Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	31 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. Generally you may not reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the Federal Income Tax Considerations section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated on the date we approve your application (the “reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be;

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the Federal Income Tax Considerations section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Value

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted to our Administrative Office.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective on the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective on the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our Transfer of Values Request form. You may also submit transfer requests by telephone, facsimile transmission, or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions, therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years, then you may transfer the remainder of the fixed account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance

Policy Transactions

companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on your investment returns. It is an automated transfer program.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $5,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA Program is $50. (See the Transfers section for information on limits on transfers from the GPA.)

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will automatically terminate and future DCA transfers will not occur.

To elect DCA, complete our Dollar Cost Averaging Request form and send or fax it to us for processing. You may specify a termination date for DCA, if you wish to do so.

Policy Transactions

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification. We do not charge you to participate in the Dollar Cost Averaging program.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current cash surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending or faxing us a written request on our Partial Withdrawal Request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made except in the case of a maximum partial withdrawal, which is 75% of the cash surrender value. If you request a maximum partial withdrawal and do not indicate which funds to withdraw the value from, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply.

If you have chosen death benefit option 1, we will reduce the selected face amount of your policy by the amount of the withdrawal unless we receive evidence, satisfactory to us, that the insured is still insurable.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit provided by the death benefit option. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount, death benefit, and death benefit option are explained in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum initial selected face amount. Withdrawals may have adverse tax consequences.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the Federal Income Tax Considerations section.

We will pay any withdrawal amounts within 7 days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See Other Policy Rights and Limitations.)

Surrenders

You may surrender your policy to us at any time while the policy is in force and the insured is alive. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms

Policy Transactions

in good order at our Administrative Office. We will pay any surrender amounts within 7 days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to Other Policy Rights and Limitations.)

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences.

Subject to product and state availability, an endorsement to the policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

A partial surrender charge may apply if you decrease your policy’s selected face amount. Partial surrender charges are discussed in the Charges and Deductions section under Surrender Charges for Decrease in Selected Face Amount.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply, and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans and it may be added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

•	90% of

a. the policy’s current account value, minus

b. any current applicable surrender charge,

•	less any existing policy debt.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds, and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the Federal Income Tax Considerations section.

Loan Procedures

Requesting a Loan

•	You may take a loan by completing a Loan Request form and sending or faxing it to our Administrative Office.
•	You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your Loan Request form and all other required documents in good order at our Administrative Office. On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. (Please refer to Other Policy Rights and Limitations.)

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the

Policy Transactions

guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

Loan Interest Charged

At the time you apply for the policy, you selected either a fixed loan interest rate of 6% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; and
ii.	4%.

If the maximum rate is less than .5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least .5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the separate account and the GPA according to the then current value in those divisions and added to the loan. (If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.) As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received at our Administrative Office, in good order.

We will allocate any loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Policy Transactions

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid termination. The death benefit is calculated as of the date of the insured’s death.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum face amount that is determined by the

Cash Value Accumulation Test. Under this test the minimum face amount is equal to a multiple of the account value. The multiple factor depends on the insured’s:

•	gender,
•	attained age, and
•	tobacco classification.

Death Benefit Options

When you applied for the policy you chose one of two death benefit options. These are:

•	Option 1 — The benefit is the greater of:

(a)	The selected face amount on the date of death; or

(b)	The minimum face amount on the date of death.

•	Option 2 — The benefit is the greater of:

(a)	The selected face amount plus the account value on the date of death, or

(b)	The minimum face amount on the date of death.

You should note that death benefit option 2 is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero which will reduce the overall value of the death benefit. The Policy Value section of this prospectus provides more detailed information on how your policy’s account value is determined.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid termination.

Right to Change the Death Benefit Option

You may change the death benefit option while the insured is living. You must send us a written request to change your death benefit option.

The change in death benefit option will be effective on the monthly calculation date that is on or next follows the date we receive the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s selected face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s selected face amount.)

Changes from Death Benefit Option 1 to Death Benefit Option 2:

•	are not allowed after the insured reaches attained age 80,
•	may require a written application and evidence of insurability satisfactory to us, and
•	may result in a $75 charge.

When the selected face amount changes as a result of a change in the death benefit option:

•	the monthly charges will also change;
•	the charge for certain additional benefits may change, and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the selected face amount would be reduced to an amount that is less than the minimum initial selected face amount.

Death Benefit

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the Federal Income Tax Considerations section of this prospectus; however, you should consult your tax adviser for information on how a MEC may effect your tax situation.

Increases in Selected Face Amount. To increase the policy’s selected face amount, you must provide us with a written application and evidence the insured is still insurable.

An increase in selected face amount may not be:

•	less than $15,000, or
•	made after the insured reaches attained age 80.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of the segments coverage.

Decreases in Selected Face Amount. You may decrease the selected face amount any time after the first policy year. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the selected face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s selected face amount are discussed in the Charges and Deductions section under Surrender Charges for Decreases in Selected Face Amount.

A decrease will reduce the selected face amount in the following order:

(a)	the face amount of the most recent increase, then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum initial selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive the written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. If the policy’s account value is reduced to a point where it cannot cover the charges due, the policy may terminate.

Decreases in the policy’s selected face amount may have adverse tax consequences.

Death Benefit

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, however, payment could be delayed during this period.

We can also delay the payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners,

And if,

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death,

we will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in one lump sum or the beneficiary may choose one or more of the following options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income;
•	as a joint lifetime income with reduced payments to the survivor;
•	interest on the benefit amount.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, the policy death benefit may be limited.

•	If the death occurs within two years after the issue date, the death benefit will be limited to the sum of all premiums paid less any withdrawals and any policy debt.
•	If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), the death benefit attributed to the increase will be limited to the sum of the monthly charges made for the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

At the time of a death claim, if the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the selected face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy. For more information on these riders please refer to the Statement of Additional Information or talk to your financial representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

Accidental Death Benefit Rider

This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69.

Death Benefit Guarantee Rider

Until attained age 70, or 40 years from the policy date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the monthly charge on a monthly calculation date if (a) exceeds (b) where:

(a)	is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and
(b)	is the sum of the minimum monthly premiums for this rider since the policy date.

Minimum monthly premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required minimum monthly premiums on each monthly calculation date. The minimum monthly policy premium may change if the selected face amount is increased or decreased or if riders are added, changed, or terminated. The new minimum monthly premium will apply from the effective date of the change.

If, on a monthly calculation date, the minimum monthly policy premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the minimum monthly premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit the greater of the specified monthly amount as elected by the owner or the monthly charges due.

Insurability Protection Rider

This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability.

Right to Exchange Insured Endorsement

Under this endorsement, the policy may be exchanged for a new policy on the life of a substitute insured subject to certain conditions and satisfactory evidence of insurability.

Other Benefits Available Under the Policy

Charges and Deductions

We deduct the following charges from the policy. In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 4% of premium during policy years 1 through 20 and 0% in policy years 21 and beyond. The maximum premium expense charge we can deduct is 4% of premium in all policy years.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Increase in Selected Face Amount Charge

We do not currently charge you to increase your selected face amount, however, we reserve the right to do so in the future. The maximum fee we would charge is $75. This charge will reimburse us for the underwriting and administrative costs associated with the change.

Change from Death Benefit Option 1 to Death Benefit Option 2

We do not currently charge you to change your death benefit option, however, we reserve the right to do so in the future. The maximum fee we would charge is $75. This charge will reimburse us for the underwriting and administrative costs associated with the change.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the selected face amount. Generally, these charges will apply during:

•	the first 15 years of coverage, and
•	the first 15 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

The sales load surrender charge percentage remains level for years one through ten and decreases in years eleven through fifteen. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will

Charges and Deductions

the charge ever exceed 26% of the premiums paid for the coverage up to the surrender charge band, plus 4% of premiums paid in excess of the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in selected face amount.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Surrender Charges for Decreases in Selected Face Amount

If you decrease your policy’s selected face amount, we cancel all or a part of your selected face amount segments and charge a partial surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased.

After a selected face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and selected face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee for the Accelerated Death Benefit Rider is $150, which is deducted from the accelerated benefit payment and will reduce the amount you receive.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $9 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

Charges and Deductions

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

Your policy’s actual or current mortality charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

How the mortality charge is calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1: We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2: We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3: We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum face amount is in effect, and then (ii) assuming the minimum face amount is not in effect.

Step 2: We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3: We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the death benefit option.

Charges and Deductions

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Death Benefit Guarantee Rider, Disability Benefit Rider and Insurability Protection Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Death Benefit Guarantee Rider, the current charge is $0.01 per $1,000 of selected face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70 or for a period of 40 years, whichever is less.

Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.041 to $0.266 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0.009 to $0.149 per $1 of specified premium. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

And the current charge for the Insurability Protection Rider is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

Daily Charges Against the Separate Account

The following charges are deducted from the Separate Account daily:

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in the contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

Federal Income Tax Considerations

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Federal Income Tax Considerations

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should

Federal Income Tax Considerations

not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Payments to Nonresident Aliens. Generally, a taxable distribution for a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
2.	an IRS individual tax payer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you have invested in those divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

You will receive proxy material and a form to complete giving us voting instructions. We vote those shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits if the policy remains in force. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Deferral of Payments

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock

Other Information

Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists, and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

Separate Account Changes

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Account segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments, and
•	Change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy.

The policy is no longer for sale to the public. While the policy was offered for sale, both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors (“Broker-Dealers”) sold the policy. Such registered representatives are also licensed insurance agents. Owners, however, may continue to make premium payments under their existing policies.

MassMutual also contracted with Broker-Dealers who acted as Wholesalers and who may have assisted in finding other Broker-Dealers to offer and sell the policies. Wholesalers may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesalers may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesalers are also Broker-Dealers, authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesalers for the Services.

Commissions and Allowances Paid to MMLISI and Broker-Dealers

Commissions are paid to MMLISI and all Broker-Dealers who sold the policy. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Other Information

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesaler Compensation

MassMutual pays commissions and allowances to Wholesalers who are Broker-Dealers, authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesalers who are Broker-Dealers who provide Services to other Broker-Dealers in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesaler in the event that the Target Premium for all life insurance products credited to the Wholesaler equals or exceeds preset Target Premium thresholds in certain years (“Progressive Compensation”). The Progressive Compensation payment schedule may vary for specific Wholesalers.

The Target Premium for Wholesalers referenced in this section is premium paid for all MassMutual life insurance products credited to the Wholesaler including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesaler Compensation payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Compensation Paid to Broker-Dealers and Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Broker-Dealers or Wholesalers to attend the Broker-Dealer’s or Wholesaler’s sales conferences and educational seminars, thereby promoting awareness of our products. The Broker-Dealer or Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

Broker-Dealers and Wholesalers may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives. We may also pay Wholesalers and Broker-Dealers compensation pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of Wholesale support being provided. These payments are not made in connection with the sale of specific policies.

This additional compensation is not offered to all Wholesalers and Broker-Dealers and the terms of these arrangements may differ. Any such compensation will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such compensation and that compensation may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into

Other Information

account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we are engaged in litigation related to the termination of our former Chief Executive Officer in June 2005. Further, we, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

We are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of its business. We have cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Other Information

Appendix A

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (selected face amount plus account value).

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the selected face amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a selected face amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the selected face amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy selected face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the selected face amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the selected face amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a selected face amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the selected face amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the selected face amount plus the account value. Since the death benefit does not change as the result of a death benefit option change, the selected face amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Appendix A

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies of this information, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your financial representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Class (Contract) Identifier: 000027259

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

(SAI)

May 1, 2006

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2006, for the Variable Life Select (“VLS”) policy. The VLS policy and its prospectus may be referred to in this SAI.

For a copy of the VLS prospectus, contact your financial representative, or our MassMutual Customer Service Center by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865; by phone (1-800-272-2216) or on the Internet at www.massmutual.com.

	SAI	Prospectus
Company	2	11

The Separate Account	2	19

Services
• Custodian	2

Additional Information About the Operation of the Contracts and the Registrant
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits
• Benefits Available by Rider	2
• Death Benefit Payment Options	5

Underwriters	5

Additional Information About Charges
• Sales Load	6
• Underwriting Procedures	6
• Increases in Selected Face Amount	7	31

Performance Data	7

Experts	8

Financial Statements	8

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COMPANY

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individuals and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNT

The Company’s Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

Custodian

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account, the segment, and the divisions.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists the fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account the segment and the divisions. Each year within the 30 days following the policy anniversary date, we will mail the policyowner a report showing:

i.	The account value at the beginning of the previous policy year,

ii.	All premiums paid since that time,

iii.	All additions to and deductions from the account value during the year, and

iv.	The account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the policy’s monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and they are subject to state availability.

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Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider. Also, if the policy lapsed and is in force as extended term insurance, it must have been under that lapse option for the twelve-month period preceding the acceleration date.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date: (1) an accelerated benefit payment is made, or (2) the policy terminates for any reason, or (3) the policy matures, or (4) the policy is changed to a different policy on which the rider is not available, or (5) two years before coverage under the policy is scheduled to terminate.

We may charge a one-time fee when you elect to accelerate the death benefit. The fee will not exceed $250.

Accidental Death Benefit Rider. This rider provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred: (1) as a direct result of an accidental bodily injury independent of all other causes, and (2) within 180 days after the injury was received, and (3) while the policy and rider were in force, and (4) on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from: (1) suicide, (2) war, (3) military service, (4) aviation travel as a pilot, crew member, or while giving or receiving training, (5) natural causes, (6) drugs, (7) any injury received while committing a felony. These exclusions are more fully explained in the rider.

There is a monthly charge for the rider.

The rider terminates automatically: (1) on the expiration date of the rider, (2) upon termination of the policy for any reason, or (3) at the end of the 61 day grace period provided by the policy.

Death Benefit Guarantee Rider. The rider guarantees that the policy will not terminate, during the guarantee period, if its account value is insufficient to cover the monthly charges on a Monthly Calculation Date as long as the minimum premium requirement is met. The guarantee period ends at the earlier of: (a) the insured’s attained age 70, or (b) 40 years from the policy date. The minimum premium requirement is met if the sum of all of the premiums paid for the policy, minus any withdrawals and policy debt, exceeds the sum of the minimum monthly policy premiums as defined in the rider.

There is a monthly charge for this rider.

The rider will terminate: (1) on the rider expiration date, (2) upon termination of the policy for any reason other than insufficient account value, (3) if the selected face amount of the policy is reduced to an amount less than $50,000, or (4) at the end of the rider’s 61-day grace period after failure to meet the policy premium requirement and to pay an amount of premium sufficient to maintain the guarantee. Once the rider terminates it cannot be reinstated.

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Disability Benefit Rider. This rider provides that we will apply a monthly premium payment to the policy while the insured is totally disabled, as defined in the rider. The disability benefit amount will be the greater of (a) the specified monthly amount for the rider as shown in the policy Schedule Pages, or (b) a net premium payment equal to the sum of all monthly charges due on the monthly calculation date. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 70, if total disability began on or after the insured’s attained age 60.

There is a monthly charge for this rider based on the specified benefit amount.

Insurability Protection Rider. This rider provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page. In the event of multiple births, however, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule page, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

There is a monthly charge for this rider per $1,000 of rider benefit amount. The monthly rates will vary by the issue age of the insured.

Right to Exchange Insured Endorsement. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force and has been so for at least one year, you have an insurable interest in the life of the substitute insured, and the substitute insured’s attained age does not exceed 75 on the date of the exchange.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution will be based on the life and risk class of the substitute insured.

The rider is included automatically with the policy at no charge, however, before a substitution can become effective, we require payment of a $75 fee. The rider will not be added to a policy if the issue age of the base insured is older than attained age 65.

Substituting a new insured under the policy may have adverse tax consequences under current federal tax law. Please consult your tax advisor.

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Death Benefit Payment Options

We will pay the death benefit in a lump sum in either cash or deposit it to an interest bearing account with check writing ability. Alternatively, we may pay the death benefit under one or more of the following options if selected by the Policyowner. The minimum amount that can be applied under a payment option is $2,000 per person. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the Guaranteed Principal Account.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 2.5%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.

Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

UNDERWRITERS

MML Distributors, LLC (“MML Distributors”), 1295 State Street, Springfield, Massachusetts 01111-0001, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the NASD. MML Distributors is a wholly owned subsidiary of the Depositor. MML Distributors receives compensation for its activities as the underwriter of the policy.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2003 was $10,000. The Compensation paid in 2004 was $133,058 and in 2005 it was $72,566.

5

This number does not include allowances, bonuses, or Progressive Compensation.

The offering is on a continuous basis:

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your representative typically receives a portion of the compensation that is payable to his Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, genders, and risk classification of the insured.

The maximum commission percentages we pay to MMLISI registered representatives and Broker-Dealers (including Wholesalers who are Broker-Dealers) are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6.5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium

Commissions and other allowances will be paid through MML Distributors to agents and selling brokers for selling the policy, VLS. During January 1, 2004 through December 31, 2004, commissions, as defined in the prospectus, and general agent overrides paid in 2004 were $782,992.86 and in 2003 were $ 1,422,742.38. During January 1, 2005 through December 31, 2005, commissions, as defined in the prospectus, paid were $707,444.

Allowances /Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker Dealers (who are not Wholesalers) is 75% of the first year commission.

The maximum allowance percentage we pay to Wholesalers is 99% of the first Policy Year commission. The maximum overrides we pay to Wholesalers are as follows: For Policy Years 2-5, we pay 3% to target premium, for Policy Years 6-10 we pay 2% up to target premium, and for Policy Year 11 and beyond we pay 1.5% up to target premium. For Policy Years 1-20 we pay 1% over target premium.

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesalers for Services in the event that the Target Premium placed through the Wholesaler equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesalers may vary for specific Wholesalers.

A Wholesaler may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesaler has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesaler in subsequent Policy Years is as follows: 8% of Target Premium in Policy Year 2, 6% of Target Premium during Policy Years 3-5 and 2% of Target Premium during Policy Years 6-10.

The Target Premium includes premium paid for other MassMutual life insurance products placed through the Wholesaler including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 4% of any premium paid.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to our underwriting rules and we reserved the right to reject an application for any reason.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), Nonsmoker or Smoker Table, age of the insured on their nearest birthday.

6

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: preferred non-smoker, non-smoker, and smoker.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class for the insured, and a distinct target premium, premium expense charges, monthly charges, and surrender charges.

It is possible for risk classes of prior segments to change in order to match the risk classes of the new segment. This will happen only if the underwriter indicates that it should. The general rule is that if the new segment has a risk class worse than prior segments, then the prior segments will not change. Conversely, if the new segment has risk classes better than prior segments, then the prior segments will change. This change will not occur if the increase is due to a term conversion. Changing prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

The monthly policy level charge that repeats for each elected face amount increase is the mortality charge. The administrative charge does not repeat. The premium expense charge and surrender charges also repeat. The charges associated with the increase will be deducted from the account value beginning on the effective date of the increase.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the cash surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under this policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VLS on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your personal financial representative.

7

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2005 and for each year in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Life Separate Account I, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2005

Statements of Operations and Changes in Net Assets for the year ended December 31, 2005 and 2004

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2005 and 2004

Statutory Statements of Income for the years ended December 31, 2005, and 2004

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2005,
2004, and 2003

Statutory Statements of Cash Flows for the years ended December 31, 2005, 2004, and 2003

Notes to Statutory Financial Statements

8

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for each year in the two-year period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each year in the three-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2005, and the results of its operations, changes in its net assets, and financial highlights for each year in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 31, 2006

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

									(Initial)	(Service)
ASSETS
Investments
Number of shares	23,354	41,224	109,153	2,677,343	107,603	922,254	346,354	259,583	1,016,232	167,255	4,578	200,593	456,180

Identified cost	$325,990	$756,267	$1,203,104	$16,898,234	$757,222	$7,440,033	$5,269,222	$9,194,145	$22,785,570	$3,859,406	$132,374	$3,050,120	$4,202,247

Value	$356,614	$842,625	$1,385,146	$20,106,846	$885,575	$7,562,486	$5,704,444	$9,895,307	$31,533,676	$5,173,196	$153,637	$3,367,961	$4,872,006
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	29,935	815	27,832	-	2,338	11,331	14,114	3,294	3,849	6,918

Total assets	356,614	842,625	1,385,146	20,136,781	886,390	7,590,318	5,704,444	9,897,645	31,545,007	5,187,310	156,931	3,371,810	4,878,924

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	87	47	5	-	-	-	15	-	-	-	-	-	-

NET ASSETS (For variable life insurance policies)	$356,527	$842,578	$1,385,141	$20,136,781	$886,390	$7,590,318	$5,704,429	$9,897,645	$31,545,007	$5,187,310	$156,931	$3,371,810	$4,878,924

Outstanding Units
Policy owners	257,079	618,846	2,402,426	18,318,707	1,155,022	5,171,296	4,217,625	6,908,068	21,511,422	3,696,254	242,446	1,933,096	5,486,012

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	1.07	-	-	-	-	1.40	-	-	-	-
Survivorship Variable Universal Life	1.41	1.38	0.65	1.26	-	1.50	1.37	1.47	1.75	-	-	1.78	0.95
Survivorship Variable Universal Life II	1.41	1.38	0.65	1.00	-	1.50	1.37	1.47	1.27	-	-	1.78	0.81
Variable Universal Life	1.40	1.37	0.65	1.15	-	1.48	1.36	1.46	1.51	-	-	1.77	0.80
Variable Universal Life II (Note 1)
Tier 1	1.39	1.36	0.57	1.10	-	1.48	1.36	1.45	1.45	-	-	1.76	0.90
VUL GuardSM (Note 1)
Tier 1	1.40	1.37	1.41	1.46	-	1.49	1.37	1.46	1.67	-	-	1.77	1.31
Tier 2	1.19	1.26	1.05	1.25	-	1.28	1.23	1.22	1.40	-	-	1.43	1.16
Tier 3	1.18	1.25	1.05	1.24	-	1.27	1.22	1.22	1.39	-	-	1.42	1.16
Tier 4	1.18	1.26	1.05	1.24	-	1.27	1.22	1.22	1.39	-	-	1.42	1.16
Survivorship VUL GuardSM (Note 1)
Tier 1	1.13	1.18	1.21	1.15	-	1.15	1.16	1.16	1.32	-	-	1.27	1.12
Tier 2	1.14	1.18	1.22	1.15	-	1.15	1.16	1.16	1.33	-	-	1.27	1.12
Tier 3	1.14	1.18	1.22	1.16	-	1.15	1.16	1.16	1.33	-	-	1.28	1.12
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	0.98	-	1.72	-	-	-	-	-	-	1.11
Strategic Variable Life® Plus	-	-	-	0.96	0.77	1.69	-	-	-	1.44	0.65	-	0.96
Strategic Group Variable Universal Life®	-	-	-	1.10	-	1.42	-	-	-	1.39	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
ASSETS
Investments
Number of shares	58,839	25,762	28,461	154,393	38,060	28,836	364,052	1,312	234,217	2,605	75,402	7,805

Identified cost	$617,051	$298,744	$272,559	$2,440,261	$892,402	$731,267	$7,392,526	$29,066	$5,756,465	$65,793	$1,277,294	$136,228

Value	$772,561	$308,375	$342,959	$2,397,726	$979,666	$767,609	$10,076,966	$36,017	$6,548,703	$72,311	$1,442,431	$150,560
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	989	-	49,274	-	4,298	-	-	-	6,842	-

Total assets	772,561	308,375	343,948	2,397,726	1,028,940	767,609	10,081,264	36,017	6,548,703	72,311	1,449,273	150,560

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	17	10	-	32	-	44	-	13	746	13	-	70

NET ASSETS (For variable life insurance policies)	$772,544	$308,365	$343,948	$2,397,694	$1,028,940	$767,565	$10,081,264	$36,004	$6,547,957	$72,298	$1,449,273	$150,490

Outstanding Units
Policy owners	663,869	250,634	285,942	949,888	942,759	609,073	10,150,025	24,886	8,747,243	58,535	1,571,050	109,499

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	1.28	-	-	-	-	-	1.40
Survivorship Variable Universal Life II	-	-	-	-	-	1.28	0.83	-	0.63	-	-	1.40
Variable Universal Life	-	-	-	-	-	1.27	0.82	-	0.62	-	-	1.39
Variable Universal Life II (Note 1)
Tier 1	-	-	-	-	-	1.26	1.10	-	0.84	-	-	1.38
VUL GuardSM (Note 1)
Tier 1	-	-	-	-	-	1.27	-	1.54	-	1.36	-	1.39
Tier 2	-	-	-	-	-	1.19	-	1.40	-	1.15	-	1.25
Tier 3	-	-	-	-	-	1.18	-	1.39	-	1.15	-	1.24
Tier 4	-	-	-	-	-	1.19	-	1.40	-	1.15	-	1.24
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	-	-	-	1.15	-	1.30	-	1.18	-	1.20
Tier 2	-	-	-	-	-	1.16	-	1.31	-	1.18	-	1.20
Tier 3	-	-	-	-	-	1.16	-	1.31	-	1.18	-	1.20
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.27	1.24	-	2.57	-	-	0.82	-	0.62	-	1.07	-
Strategic Variable Life® Plus	1.10	1.18	1.20	2.49	1.09	-	0.81	-	0.61	-	0.92	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	0.90	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division		MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares	127,016	107,743	1,850,358	211,028		42,066	4,101,814	7,645,448	353,889	220,733	673,981	3,822,025	30,142,550

Identified cost	$1,736,401	$1,501,383	$28,798,025	$1,076,931		$420,216	$97,147,871	$99,655,815	$2,274,819	$2,380,846	$6,288,267	$47,474,998	$30,110,761

Value	$1,987,801	$1,768,057	$29,234,025	$1,260,082		$410,221	$98,213,670	$117,281,171	$2,574,212	$2,333,143	$7,599,667	$46,464,960	$30,111,202
Dividends receivable	-	-	-	-		-	-	-	-	-	-	-	89,848
Receivable from Massachusetts Mutual Life Insurance Company	3,588	4,199	-	34		-	2,394	42,821	-	84	5,647	78,902	45,524

Total assets	1,991,389	1,772,256	29,234,025	1,260,116		410,221	98,216,064	117,323,992	2,574,212	2,333,227	7,605,314	46,543,862	30,246,574

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	3,206	-		18	-	-	958	-	-	-	-

NET ASSETS (For variable life insurance policies)	$1,991,389	$1,772,256	$29,230,819	$1,260,116		$410,203	$98,216,064	$117,323,992	$2,573,254	$2,333,227	$7,605,314	$46,543,862	$30,246,574

Outstanding Units
Policy owners	1,335,883	1,636,698	17,376,028	1,458,515		302,225	53,222,971	82,652,676	3,396,011	2,020,990	6,442,457	25,537,499	27,453,620

UNIT VALUE
Variable Life Plus	$-	$-	$3.84	$-	$		$4.50	$0.88	$-	$-	$-	$3.31	$1.98
Variable Life Select	-	-	1.79	-		-	1.95	0.97	-	-	-	1.80	1.37
Survivorship Variable Universal Life	1.44	-	1.16	0.88		1.41	1.08	1.18	0.86	1.17	1.25	1.47	1.22
Survivorship Variable Universal Life II	1.44	-	1.11	0.88		1.41	1.08	0.90	0.64	1.17	1.25	1.42	1.12
Variable Universal Life	1.42	-	1.10	0.87		1.40	1.04	1.05	0.63	1.16	1.23	1.40	1.16
Variable Universal Life II (Note 1)
Tier 1	1.42	-	1.12	0.88		1.40	1.03	1.02	0.80	1.15	1.20	1.24	1.04
VUL GuardSM (Note 1)
Tier 1	1.43	-	1.28	1.60		1.40	1.46	1.40	1.25	1.11	1.52	1.08	1.02
Tier 2	1.10	-	1.17	1.13		1.22	1.25	1.21	1.11	1.08	1.28	1.07	1.02
Tier 3	1.09	-	1.16	1.12		1.21	1.25	1.21	1.10	1.07	1.28	1.07	1.01
Tier 4	1.09	-	1.17	1.12		1.22	1.25	1.21	1.10	1.07	1.28	1.07	1.02
Survivorship VUL GuardSM (Note 1)
Tier 1	1.27	-	1.12	1.25		1.16	1.16	1.15	1.12	1.03	1.19	1.03	1.02
Tier 2	1.27	-	1.12	1.25		1.16	1.16	1.15	1.12	1.03	1.19	1.03	1.02
Tier 3	1.27	-	1.12	1.25		1.17	1.16	1.15	1.12	1.03	1.19	1.03	1.02
Large Case Variable Life Plus	-	-	3.18	-		-	3.66	2.09	-	-	-	2.90	1.74
Strategic Variable Life®	1.78	1.14	1.84	0.57		-	2.03	1.69	0.59	-	-	1.82	1.40
Strategic Variable Life® Plus	1.60	1.03	1.08	0.56		-	1.02	1.01	0.58	-	1.10	1.40	-
Strategic Group Variable Universal Life®	1.48	0.99	-	-		-	0.91	1.35	0.80	-	-	1.38

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

ASSETS
Investments
Number of shares	303,770	919,887	467,182	84,431	873,397	167,332	1,434,391	964,122	1,860,390	1,225,151	4,978,489	813,594

Identified cost	$1,118,208	$9,502,778	$5,352,891	$1,239,182	$36,816,185	$2,589,887	$48,770,357	$10,747,369	$44,730,731	$9,879,510	$5,589,823	$15,123,089

Value	$1,270,297	$11,084,964	$6,883,962	$1,273,301	$43,137,059	$2,856,360	$55,252,746	$10,788,531	$62,099,808	$10,340,276	$7,318,379	$17,728,207
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	1,950	1,456	6,219	30,070	10,515	20,382	11,576	18,602	17,304	409	21,993

Total assets	1,270,297	11,086,914	6,885,418	1,279,520	43,167,129	2,866,875	55,273,128	10,800,107	62,118,410	10,357,580	7,318,788	17,750,200

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	20	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS (For variable life insurance policies)	$1,270,277	$11,086,914	$6,885,418	$1,279,520	$43,167,129	$2,866,875	$55,273,128	$10,800,107	$62,118,410	$10,357,580	$7,318,788	$17,750,200

Outstanding Units
Policyowners	1,567,277	7,862,155	6,153,126	729,418	28,710,006	1,842,071	42,058,279	8,134,363	31,013,195	7,384,700	5,711,747	16,034,852

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$1.24	$-	$-	$-
Variable Life Select	-	1.51	-	-	2.23	-	2.74	-	3.38	-	-	-
Survivorship Variable Universal Life	0.88	1.33	1.28	1.80	1.28	-	1.38	1.27	2.21	1.33	1.20	1.12
Survivorship Variable Universal Life II	0.88	1.47	1.03	1.80	0.65	-	0.84	1.42	1.26	1.33	1.20	0.96
Variable Universal Life	0.87	1.61	1.01	1.79	1.29	-	1.23	1.40	2.12	1.30	1.19	0.94
Variable Universal Life II (Note 1)
Tier 1	0.82	1.33	1.25	1.78	1.05	-	0.91	1.26	1.38	1.28	1.11	1.07
VUL GuardSM (Note 1)
Tier 1	1.46	1.44	1.71	1.79	1.61	-	1.38	1.10	1.92	1.23	2.04	1.40
Tier 2	1.14	1.17	1.28	1.37	1.32	-	1.17	1.09	1.45	1.13	1.41	1.21
Tier 3	1.14	1.16	1.27	1.37	1.31	-	1.16	1.09	1.45	1.13	1.40	1.20
Tier 4	1.14	1.16	1.28	1.37	1.31	-	1.16	1.09	1.45	1.13	1.41	1.20
Survivorship VUL GuardSM (Note 1)
Tier 1	1.18	1.17	1.33	1.32	1.30	-	1.14	1.04	1.38	1.07	1.38	1.16
Tier 2	1.18	1.17	1.33	1.32	1.31	-	1.15	1.04	1.38	1.07	1.38	1.16
Tier 3	1.19	1.17	1.33	1.33	1.31	-	1.15	1.04	1.38	1.07	1.39	1.16
Large Case Variable Life Plus	-	-	-	-	2.45	-	-	-	3.33	1.99	-	-
Strategic Variable Life®	0.39	-	0.95	-	2.35	2.33	2.87	1.78	3.56	1.88	1.52	2.66
Strategic Variable Life® Plus	0.38	1.70	0.93	-	1.19	1.47	1.19	1.37	2.05	1.28	1.43	1.10
Strategic Group Variable Universal Life®	-	1.56	-	-	1.33	1.55	1.51	1.46	2.31	1.32	1.60	1.19

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	253,297	11,260,950	2,080,370	661,897	711,330	356,723	224,525	212,410	82,960	1,542,445	60,639	386,989

Identified cost	$4,011,014	$11,260,950	$10,026,336	$1,235,282	$874,871	$4,022,886	$1,973,155	$4,603,872	$410,830	$29,095,544	$1,082,164	$4,796,998

Value	$4,351,635	$11,260,950	$10,630,689	$1,303,936	$974,522	$5,136,817	$2,159,934	$4,628,424	$405,675	$39,409,475	$1,232,189	$6,044,764
Dividends receivable	-	19,117	-	-	-	-	-	-	1,395	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	18,899	11,918	6,277	1,954	2,333	1,453	170	7,514	-	-	5,666	4,510

Total assets	4,370,534	11,291,985	10,636,966	1,305,890	976,855	5,138,270	2,160,104	4,635,938	407,070	39,409,475	1,237,855	6,049,274

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	3	5,951	-	-

NET ASSETS (For variable life insurance policies)	$4,370,534	$11,291,985	$10,636,966	$1,305,890	$976,855	$5,138,270	$2,160,104	$4,635,938	$407,067	$39,403,524	$1,237,855	$6,049,274

Outstanding Units
Policy owners	2,183,856	9,470,144	6,990,197	1,454,955	883,033	3,728,581	1,592,328	3,234,003	314,012	24,195,582	1,341,066	5,016,877

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1.36	$-	$-
Variable Life Select	-	-	1.98	-	-	-	-	-	-	1.73	-	-
Survivorship Variable Universal Life	-	-	1.53	-	-	1.39	1.38	1.46	-	2.01	-	1.28
Survivorship Variable Universal Life II	-	-	1.50	-	-	1.35	1.38	1.46	-	1.46	-	1.20
Variable Universal Life	-	-	1.51	-	-	1.32	1.37	1.45	-	1.90	-	1.18
Variable Universal Life II (Note 1)
Tier 1	-	-	1.41	-	-	1.39	1.36	1.44	-	1.42	-	1.20
VUL GuardSM (Note 1)
Tier 1	-	-	1.21	-	-	1.70	1.37	1.45	-	1.75	-	1.71
Tier 2	-	-	1.13	-	-	1.26	1.20	1.27	-	1.39	-	1.37
Tier 3	-	-	1.13	-	-	1.26	1.20	1.26	-	1.38	-	1.37
Tier 4	-	-	1.13	-	-	1.26	1.20	1.26	-	1.39	-	1.37
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	1.08	-	-	1.24	1.17	1.15	-	-	-	1.27
Tier 2	-	-	1.08	-	-	1.24	1.17	1.15	-	-	-	1.27
Tier 3	-	-	1.08	-	-	1.24	1.17	1.15	-	-	-	1.27
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.03	1.43	2.03	-	-	-	-	-	-	2.09	1.09	-
Strategic Variable Life® Plus	1.99	1.17	1.50	0.88	1.04	-	-	-	1.30	1.89	0.95	-
Strategic Group Variable Universal Life®	1.99	1.23	1.53	0.90	1.11	-	-	-	-	1.78	0.90	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
									(Initial)	(Service)

Investment income
Dividends	$4,682	$-	$-	$364,347	$5,232	$555,383	$113,727	$149,848	$75,356	$8,483	$508	$31,907	$7,173

Expenses
Mortality and expense risk fees	2,121	4,716	8,792	122,290	3,622	41,760	31,172	55,610	163,603	30,549	840	16,276	28,597

Net investment income (loss)	2,561	(4,716)	(8,792)	242,057	1,610	513,623	82,555	94,238	(88,247)	(22,066)	(332)	15,631	(21,424)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	859	5,065	34,844	374,562	4,101	278,188	39,554	96,295	399,798	30,333	2,233	73,981	80,328
Change in net unrealized appreciation/depreciation of investments	16,884	57,683	5,771	116,246	107,105	(478,712)	277,015	271,223	3,882,777	675,331	5,458	126,319	70,601

Net gain (loss) on investments	17,743	62,748	40,615	490,808	111,206	(200,524)	316,569	367,518	4,282,575	705,664	7,691	200,300	150,929

Net increase (decrease) in net assets resulting from operations	20,304	58,032	31,823	732,865	112,816	313,099	399,124	461,756	4,194,328	683,598	7,359	215,931	129,505

Capital transactions:
Transfer of net premiums	99,958	298,651	442,847	4,410,644	349,266	2,674,965	1,875,403	3,833,656	6,097,088	951,346	20,435	1,391,321	1,088,345
Transfers due to death benefits	-	-	(3,115)	(9,222)	-	-	-	(6,857)	(35,340)	(3,110)	-	(163)	(5,252)
Transfers due to withdrawal of funds	(1,575)	(10,220)	(61,850)	(911,730)	(4,665)	(193,676)	(292,006)	(416,477)	(1,200,433)	(189,434)	(6,896)	(40,959)	(137,768)
Transfers due to policy loans, net of repayments	-	-	-	(6,241)	-	(41,990)	-	-	(23,474)	13,496	-	-	-
Transfers due to charges for administrative and insurance costs	(35,748)	(87,959)	(179,779)	(1,893,573)	(14,094)	(396,554)	(592,963)	(1,226,426)	(2,937,029)	(64,057)	(3,207)	(379,548)	(508,536)
Transfers between divisions and to/from Guaranteed Principal Account	25,733	49,886	46,940	514,492	330,532	1,991,658	919,550	1,471,484	2,296,664	358,234	-	850,267	134,145

Net increase (decrease) in net assets resulting from capital transactions	88,368	250,358	245,043	2,104,370	661,039	4,034,403	1,909,984	3,655,380	4,197,476	1,066,475	10,332	1,820,918	570,934

Total increase (decrease)	108,672	308,390	276,866	2,837,235	773,855	4,347,502	2,309,108	4,117,136	8,391,804	1,750,073	17,691	2,036,849	700,439

NET ASSETS, at beginning of the year	247,855	534,188	1,108,275	17,299,546	112,535	3,242,816	3,395,321	5,780,509	23,153,203	3,437,237	139,240	1,334,961	4,178,485

NET ASSETS, at end of the year	$356,527	$842,578	$1,385,141	$20,136,781	$886,390	$7,590,318	$5,704,429	$9,897,645	$31,545,007	$5,187,310	$156,931	$3,371,810	$4,878,924

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment income
Dividends	$5,754	$5,074	$1,018	$212,228	$18,833	$12,314	$20,119	$3	$82,838	$818	$-	$670

Expenses

Mortality and expense risk fees	3,306	1,645	5,063	8,005	4,567	3,525	59,462	224	38,549	441	9,310	933

Net investment income (loss)	2,448	3,429	(4,045)	204,223	14,266	8,789	(39,343)	(221)	44,289	377	(9,310)	(263)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	3,194	6,392	749,123	191,449	23,960	8,809	195,718	96	(76,098)	742	35,301	2,052
Change in net unrealized appreciation/depreciation of investments	35,918	(17,855)	(624,831)	(213,596)	21,661	23,219	881,831	3,760	357,799	2,388	83,261	7,453

Net gain (loss) on investments	39,112	(11,463)	124,292	(22,147)	45,621	32,028	1,077,549	3,856	281,701	3,130	118,562	9,505

Net increase (decrease) in net assets resulting from operations	41,560	(8,034)	120,247	182,076	59,887	40,817	1,038,206	3,635	325,990	3,507	109,252	9,242

Capital transactions:
Transfer of net premiums	77,585	22,430	21,789	305,689	264,169	342,998	1,907,572	5,492	1,450,500	16,614	182,753	72,451
Transfers due to death benefits	-	-	-	-	-	(482)	(1,845)	-	(5,244)	-	(10,922)	-
Transfers due to withdrawal of funds	(147)	(2,455)	(2,743,611)	(81,810)	(45,787)	(9,912)	(407,050)	(3)	(331,509)	(158)	(27,307)	(775)
Transfers due to policy loans, net of repayments	-	-	-	(175)	-	-	(297)	-	(137)	-	(64)	-
Transfers due to charges for administrative and insurance costs	(45,426)	(7,915)	(16,713)	(83,462)	(11,277)	(103,683)	(986,972)	(102)	(688,874)	(1,035)	(26,930)	(23,401)
Transfers between divisions and to/from Guaranteed Principal Account	(76,506)	(96,583)	18,313	675,127	98,151	157,203	209,077	198	146,758	4,921	(409,980)	12,774

Net increase (decrease) in net assets resulting from capital transactions	(44,494)	(84,523)	(2,720,222)	815,369	305,256	386,124	720,485	5,585	571,494	20,342	(292,450)	61,049

Total increase (decrease)	(2,934)	(92,557)	(2,599,975)	997,445	365,143	426,941	1,758,691	9,220	897,484	23,849	(183,198)	70,291

NET ASSETS, at beginning of the year	775,478	400,922	2,943,923	1,400,249	663,797	340,624	8,322,573	26,784	5,650,473	48,449	1,632,471	80,199

NET ASSETS, at end of the year	$772,544	$308,365	$343,948	$2,397,694	$1,028,940	$767,565	$10,081,264	$36,004	$6,547,957	$72,298	$1,449,273	$150,490

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends (Note 3B)	$-	$7,796	$783,760	$-	$24,721	$1,861,850	$1,839,654	$11,147	$99,837	$45,805	$2,190,738	$714,069

Expenses
Mortality and expense risk fees	12,717	7,631	145,546	8,087	1,490	464,215	588,003	16,493	12,959	43,359	229,093	169,571

Net investment income (loss)	(12,717)	165	638,214	(8,087)	23,231	1,397,635	1,251,651	(5,346)	86,878	2,446	1,961,645	544,498

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	21,279	7,177	(609,175)	58,833	2,181	(4,490,881)	1,644,543	208	1,440	99,778	(36,530)	116
Change in net unrealized appreciation/depreciation of investments	108,812	113,261	1,143,048	(40,586)	(16,375)	5,632,077	1,515,437	83,744	(68,869)	427,726	(1,129,826)	332

Net gain (loss) on investments	130,091	120,438	533,873	18,247	(14,194)	1,141,196	3,159,980	83,952	(67,429)	527,504	(1,166,356)	448

Net increase (decrease) in net assets resulting from operations	117,374	120,603	1,172,087	10,160	9,037	2,538,831	4,411,631	78,606	19,449	529,950	795,289	544,946

Capital transactions:
Transfer of net premiums	456,005	80,728	3,822,607	430,527	287,981	13,870,698	7,280,538	768,952	501,225	1,980,322	5,257,743	19,141,253
Transfers due to death benefits	-	(31,942)	(29,099)	(1,891)	-	(55,911)	(367,497)	(226)	(847)	(3,695)	(286,340)	(3,556)
Transfers due to withdrawal of funds	(127,025)	(8,507)	(1,906,707)	(35,297)	(1,347)	(4,099,907)	(14,394,102)	(105,108)	(70,684)	(343,097)	(8,794,515)	(5,040,404)
Transfers due to policy loans, net of repayments	26,036	(490)	(159,483)	-	-	(799,509)	(16,388)	(885)	-	-	(49,563)	(18,472)
Transfers due to charges for administrative and insurance costs	(102,166)	(15,401)	(2,490,011)	(161,481)	(27,495)	(7,196,307)	(3,796,260)	(324,427)	(168,840)	(713,498)	(1,956,939)	(4,148,982)
Transfers between divisions and to/from Guaranteed Principal Account	(90,699)	(4,614)	(43,499)	(60,814)	26,562	(541,611)	1,401,186	(67,340)	425,261	929,395	2,842,925	(3,803,311)

Net increase (decrease) in net assets resulting from capital transactions	162,151	19,774	(806,192)	171,044	285,701	1,177,453	(9,892,523)	270,966	686,115	1,849,427	(2,986,689)	6,126,528

Total increase (decrease)	279,525	140,377	365,895	181,204	294,738	3,716,284	(5,480,892)	349,572	705,564	2,379,377	(2,191,400)	6,671,474

NET ASSETS, at beginning of the year	1,711,864	1,631,879	28,864,924	1,078,912	115,465	94,499,780	122,804,884	2,223,682	1,627,663	5,225,937	48,735,262	23,575,100

NET ASSETS, at end of the year	$1,991,389	$1,772,256	$29,230,819	$1,260,116	$410,203	$98,216,064	$117,323,992	$2,573,254	$2,333,227	$7,605,314	$46,543,862	$30,246,574

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$581	$561,080	$-	$132,046	$-	$140,570	$469,521	$463,227	$541,901	$697,417	$47,806	$212,178

Expenses
Mortality and expense risk fees	7,644	71,014	33,269	7,041	215,794	19,580	315,698	65,485	315,911	65,308	43,528	109,336

Net investment income (loss)	(7,063)	490,066	(33,269)	125,005	(215,794)	120,990	153,823	397,742	225,990	632,109	4,278	102,842

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	75,406	253,482	97,980	8,226	(345,863)	42,578	(523,603)	51,806	1,628,855	23,190	55,963	248,891
Change in net unrealized appreciation/depreciation of investments	(39,556)	(800,944)	497,956	(11,932)	5,023,831	(77,871)	2,794,160	(281,773)	5,690,582	(443,428)	788,119	507,979

Net gain (loss) on investments	35,850	(547,462)	595,936	(3,706)	4,677,968	(35,293)	2,270,557	(229,967)	7,319,437	(420,238)	844,082	756,870

Net increase (decrease) in net assets resulting from operations	28,787	(57,396)	562,667	121,299	4,462,174	85,697	2,424,380	167,775	7,545,427	211,871	848,360	859,712

Capital transactions:
Transfer of net premiums	336,362	2,305,877	1,551,815	543,000	6,791,375	477,953	10,991,056	2,058,113	9,784,987	1,898,356	1,416,732	4,047,825
Transfers due to death benefits	-	(7,549)	(1,809)	(4,856)	(68,639)	-	(39,117)	(1,424)	(159,708)	(49,542)	(11,799)	(8,398)
Transfers due to withdrawal of funds	(67,415)	(412,761)	(193,320)	(15,525)	(1,767,513)	(151,797)	(3,696,049)	(534,687)	(3,724,395)	(345,117)	(257,200)	(1,178,791)
Transfers due to policy loans, net of repayments	-	(28,269)	(161)	-	(259,229)	(1,108)	(126,639)	(1,138)	(165,798)	(453)	(4,557)	4,407
Transfers due to charges for administrative and insurance costs	(140,312)	(1,010,667)	(563,285)	(163,578)	(3,114,212)	(66,033)	(4,647,780)	(867,705)	(4,328,567)	(849,119)	(528,821)	(1,895,899)
Transfers between divisions and to/from Guaranteed Principal Account	182,174	(27,793)	1,432,986	100,275	87,625	(161,059)	(200,447)	1,114,006	773,842	(1,481,443)	664,053	143,164

Net increase (decrease) in net assets resulting from capital transactions	310,809	818,838	2,226,226	459,316	1,669,407	97,956	2,281,024	1,767,165	2,180,361	(827,318)	1,278,408	1,112,308

Total increase (decrease)	339,596	761,442	2,788,893	580,615	6,131,581	183,653	4,705,404	1,934,940	9,725,788	(615,447)	2,126,768	1,972,020

NET ASSETS, at beginning of the year	930,681	10,325,472	4,096,525	698,905	37,035,548	2,683,222	50,567,724	8,865,167	52,392,622	10,973,027	5,192,020	15,778,180

NET ASSETS, at end of the year	$1,270,277	$11,086,914	$6,885,418	$1,279,520	$43,167,129	$2,866,875	$55,273,128	$10,800,107	$62,118,410	$10,357,580	$7,318,788	$17,750,200

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$97,819	$456,083	$408,968	$17,991	$26,457	$147,750	$2,182	$251,599	$11,256	$2,139,973	$-	$60,177

Expenses

Mortality and expense risk fees	21,710	107,561	64,162	8,282	7,317	32,209	10,831	22,294	1,887	213,590	7,545	34,642

Net investment income (loss)	76,109	348,522	344,806	9,709	19,140	115,541	(8,649)	229,305	9,369	1,926,383	(7,545)	25,535

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	509,547	-	156,380	(36,431)	(47,502)	167,944	12,883	40,144	(4,263)	996,988	(67,006)	71,832
Change in net unrealized appreciation/depreciation of investments	(287,543)	-	(299,332)	85,880	61,409	(89,975)	107,222	(130,271)	(953)	1,871,250	132,085	409,921

Net gain (loss) on investments	222,004	-	(142,952)	49,449	13,907	77,969	120,105	(90,127)	(5,216)	2,868,238	65,079	481,753

Net increase (decrease) in net assets resulting from operations	298,113	348,522	201,854	59,158	33,047	193,510	111,456	139,178	4,153	4,794,621	57,534	507,288

Capital transactions:
Transfer of net premiums	519,400	2,412,639	2,859,134	108,667	84,156	1,125,435	809,063	1,715,292	34,584	5,752,232	297,699	1,385,697
Transfers due to death benefits	-	-	(3,350)	-	(2,678)	(7,012)	(270)	-	-	(59,449)	-	(9,076)
Transfers due to withdrawal of funds	(234,999)	(953,899)	(459,969)	(159,101)	(264,177)	(314,454)	(72,418)	(50,566)	(4,496)	(1,407,317)	(19,843)	(149,895)
Transfers due to policy loans, net of repayments	(5,662)	(408,893)	(21,590)	30,816	3,348	-	-	-	-	(39,740)	(16,584)	-
Transfers due to charges for administrative and insurance costs	(55,611)	(339,226)	(1,034,945)	(23,143)	(21,502)	(464,384)	(221,008)	(461,798)	(11,772)	(2,986,147)	(13,476)	(551,424)
Transfers between divisions and to/from Guaranteed Principal Account	846,151	(14,709,051)	303,835	100,599	50	281,644	494,237	1,279,023	81,793	(45,303)	11,674	563,335

Net increase (decrease) in net assets resulting from capital transactions	1,069,279	(13,998,430)	1,643,115	57,838	(200,803)	621,229	1,009,604	2,481,951	100,109	1,214,276	259,470	1,238,637

Total increase (decrease)	1,367,392	(13,649,908)	1,844,969	116,996	(167,756)	814,739	1,121,060	2,621,129	104,262	6,008,897	317,004	1,745,925

NET ASSETS, at beginning of the year	3,003,142	24,941,893	8,791,997	1,188,894	1,144,611	4,323,531	1,039,044	2,014,809	302,805	33,394,627	920,851	4,303,349

NET ASSETS, at end of the year	$4,370,534	$11,291,985	$10,636,966	$1,305,890	$976,855	$5,138,270	$2,160,104	$4,635,938	$407,067	$39,403,524	$1,237,855	$6,049,274

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends	$197,487	$496	$33,959	$55,129	$43,160	$60,100	$6,313	$200	$1,135	$28,144	$8,120	$5,666	$31,241

Expenses
Mortality and expense risk fees	93,661	585	17,006	12,481	24,703	117,075	20,126	767	4,855	23,418	3,117	438	15,896

Net investment income (loss)	103,826	(89)	16,953	42,648	18,457	(56,975)	(13,813)	(567)	(3,720)	4,726	5,003	5,228	15,345

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	29,973	1,137	34,869	30,012	29,998	17,700	2,418	(1,239)	17,434	22	7,878	592	(34,654)
Change in net unrealized appreciation/depreciation of investments	1,696,310	12,121	278,822	117,472	353,357	2,901,145	413,769	5,419	166,021	309,065	83,684	21,021	353,392

Net gain (loss) on investments	1,726,283	13,258	313,691	147,484	383,355	2,918,845	416,187	4,180	183,455	309,087	91,562	21,613	318,738

Net increase (decrease) in net assets resulting from operations	1,830,109	13,169	330,644	190,132	401,812	2,861,870	402,374	3,613	179,735	313,813	96,565	26,841	334,083

Capital transactions:
Transfer of net premiums	4,143,957	10,798	996,453	1,344,394	2,615,906	5,440,498	531,998	18,507	534,208	1,110,406	78,314	4,429	29,421
Transfers due to death benefits	(63,667)	-	-	-	-	(11,822)	(13,523)	-	-	(2,550)	-	-	-
Transfers due to withdrawal of funds	(487,023)	12	(120,654)	(31,475)	(111,000)	(650,990)	(100,272)	(5)	(372)	(75,963)	(3,410)	313	(268)
Transfers due to policy loans, net of repayments	(10,686)	-	(383)	-	-	(29,698)	(25,648)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,927,708)	(1,210)	(170,786)	(271,235)	(641,019)	(2,631,280)	(42,624)	(3,457)	(126,632)	(493,372)	(47,333)	(1,670)	(57,810)
Transfers between divisions and to/from Guaranteed Principal Account	368,176	3,370	511,199	1,454,233	2,139,976	1,052,567	278,748	-	483,917	30,873	(15,565)	333,978	3,185

Net increase (decrease) in net assets resulting from capital transactions	2,023,049	12,970	1,215,829	2,495,917	4,003,863	3,169,275	628,679	15,045	891,121	569,394	12,006	337,050	(25,472)

Total increase (decrease)	3,853,158	26,139	1,546,473	2,686,049	4,405,675	6,031,145	1,031,053	18,658	1,070,856	883,207	108,571	363,891	308,611

NET ASSETS, at beginning of the year	13,446,388	86,396	1,696,343	709,272	1,374,834	17,122,058	2,406,184	120,582	264,105	3,295,278	666,907	37,031	2,635,312

NET ASSETS, at end of the year	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

Investment income
Dividends	$124,457	$1,738	$-	$-	$13,762	$6,289	$18,857	$6	$54,314	$416	$-	$257

Expenses

Mortality and expense risk fees	4,010	569	1,448	5,751	3,373	1,352	46,823	92	33,695	285	8,491	361

Net investment income (loss)	120,447	1,169	(1,448)	(5,751)	10,389	4,937	(27,966)	(86)	20,619	131	(8,491)	(104)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	47,548	1,012	1,694	(8,902)	721	4,420	17,517	175	(86,061)	460	(139,762)	479
Change in net unrealized appreciation/depreciation of investments	56,859	11,922	25,850	70,026	34,466	10,163	1,218,545	3,134	292,258	1,304	322,327	6,349

Net gain (loss) on investments	104,407	12,934	27,544	61,124	35,187	14,583	1,236,062	3,309	206,197	1,764	182,565	6,828

Net increase (decrease) in net assets resulting from operations	224,854	14,103	26,096	55,373	45,576	19,520	1,208,096	3,223	226,816	1,895	174,074	6,724

Capital transactions:
Transfer of net premiums	100,819	188,566	318,492	532,986	204,228	204,024	2,066,556	7,101	1,538,493	6,425	230,241	60,106
Transfers due to death benefits	-	-	-	(1,000)	-	-	(2,564)	-	(985)	-	-	-
Transfers due to withdrawal of funds	(6,237)	(479)	(2,949)	(42,261)	(21,175)	(7,015)	(288,508)	(13)	(155,295)	(4)	(74,760)	(130)
Transfers due to policy loans, net of repayments	(166)	-	-	-	-	-	(279)	-	(134)	-	(105)	-
Transfers due to charges for administrative and insurance costs	(59,672)	(18,710)	(43,802)	(151,483)	(11,026)	(47,510)	(966,556)	(33)	(737,023)	(554)	(27,974)	(11,457)
Transfers between divisions and to/from Guaranteed Principal Account	479,973	37,783	187,698	46,833	-	59,421	(269,931)	14,652	(42,732)	523	(38,719)	10,468

Net increase (decrease) in net assets resulting from capital transactions	514,717	207,160	459,439	385,075	172,027	208,920	538,718	21,707	602,324	6,390	88,683	58,987

Total increase (decrease)	739,571	221,263	485,535	440,448	217,603	228,440	1,746,814	24,930	829,140	8,285	262,757	65,711

NET ASSETS, at beginning of the year	660,678	26,592	48,653	667,827	446,194	112,184	6,575,759	1,854	4,821,333	40,164	1,369,714	14,488

NET ASSETS, at end of the year	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends	$-	$16,417	$742,563	$-	$1,528	$1,799,119	$2,126,892	$10,020	$58,275	$35,969	$2,112,033	$180,376

Expenses
Mortality and expense risk fees	9,706	7,006	138,947	5,638	543	409,966	623,811	13,689	7,254	30,852	208,162	135,167

Net investment income (loss)	(9,706)	9,411	603,616	(5,638)	985	1,389,153	1,503,081	(3,669)	51,021	5,117	1,903,871	45,209

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(56,696)	(25,007)	(1,039,259)	8,396	(137)	(4,246,344)	(470,759)	(21,934)	3,335	123,719	51,015	549
Change in net unrealized appreciation/depreciation of investments	160,347	233,948	2,630,342	116,898	6,135	15,354,244	10,355,710	111,899	18,515	368,082	(68,683)	(418)

Net gain (loss) on investments	103,651	208,941	1,591,083	125,294	5,998	11,107,900	9,884,951	89,965	21,850	491,801	(17,668)	131

Net increase (decrease) in net assets resulting from operations	93,945	218,352	2,194,699	119,656	6,983	12,497,053	11,388,032	86,296	72,871	496,918	1,886,203	45,340

Capital transactions:
Transfer of net premiums	401,899	108,119	4,292,103	429,493	89,971	12,917,727	8,319,979	795,916	347,157	1,663,870	4,045,791	15,724,668
Transfers due to death benefits	-	-	(23,584)	-	-	(265,478)	(220,904)	(1,558)	-	(3,884)	(138,166)	(127,349)
Transfers due to withdrawal of funds	(57,289)	(114,123)	(1,450,889)	(17,977)	25	(2,881,926)	(4,027,766)	(113,491)	(11,240)	(277,972)	(911,009)	(2,123,038)
Transfers due to policy loans, net of repayments	(27,225)	(173)	(266,179)	-	-	(724,339)	(31,537)	-	-	-	(50,664)	(9,377)
Transfers due to charges for administrative and insurance costs	(61,092)	(13,322)	(2,636,101)	(131,056)	(10,098)	(7,342,767)	(4,312,914)	(324,386)	(95,286)	(621,978)	(2,153,996)	(4,149,735)
Transfers between divisions and to/from Guaranteed Principal Account	46,104	(34,126)	(256,918)	47,921	22,552	(654,511)	(15,301,378)	31,945	909,532	418,854	11,145,837	(6,458,599)

Net increase (decrease) in net assets resulting from capital transactions	302,397	(53,625)	(341,568)	328,381	102,450	1,048,706	(15,574,520)	388,426	1,150,163	1,178,890	11,937,793	2,856,570

Total increase (decrease)	396,342	164,727	1,853,131	448,037	109,433	13,545,759	(4,186,488)	474,722	1,223,034	1,675,808	13,823,996	2,901,910

NET ASSETS, at beginning of the year	1,315,522	1,467,152	27,011,793	630,875	6,032	80,954,021	126,991,372	1,748,960	404,629	3,550,129	34,911,266	20,673,190

NET ASSETS, at end of the year	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$5,297	$200,569	$-	$47,050	$-	$21,992	$350,130	$154,159	$512,070	$503,127	$53,620	$113,674

Expenses
Mortality and expense risk fees	5,181	58,933	22,861	2,942	174,984	16,450	56,847	279,150	239,087	59,584	29,131	93,484

Net investment income (loss)	116	141,636	(22,861)	44,108	(174,984)	5,542	293,283	(124,991)	272,983	443,543	24,489	20,190

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,182	303,933	54,869	1,944	(783,143)	2,371	13,212	(989,899)	21,093	213,974	(261,027)	184,455
Change in net unrealized appreciation/depreciation of investments	68,611	958,753	414,249	42,264	6,767,765	213,815	79,539	4,083,765	7,608,202	157,707	960,900	1,026,477

Net gain (loss) on investments	76,793	1,262,686	469,118	44,208	5,984,622	216,186	92,751	3,093,866	7,629,295	371,681	699,873	1,210,932

Net increase (decrease) in net assets resulting from operations	76,909	1,404,322	446,257	88,316	5,809,638	221,728	386,034	2,968,875	7,902,278	815,224	724,362	1,231,122

Capital transactions:
Transfer of net premiums	315,327	2,479,977	1,253,956	304,088	6,634,201	473,359	2,049,744	10,723,754	8,637,766	1,806,044	1,387,691	4,380,256
Transfers due to death benefits	-	(1,182)	(3,833)	-	(5,564)	-	-	(67,003)	(20,813)	(2,459)	(37)	(9,160)
Transfers due to withdrawal of funds	(13,188)	(661,333)	(108,484)	(8,527)	(1,647,245)	(184,998)	(332,517)	(5,903,746)	(1,629,477)	(700,871)	(281,390)	(1,244,138)
Transfers due to policy loans, net of repayments	-	7,532	(145)	-	(104,932)	(10,361)	(2,554)	(143,792)	(132,284)	(8,812)	(11,143)	(22,888)
Transfers due to charges for administrative and insurance costs	(120,581)	(1,032,900)	(498,192)	(78,232)	(3,071,522)	(57,186)	(856,829)	(4,764,774)	(4,034,146)	(826,223)	(402,729)	(1,917,009)
Transfers between divisions and to/from Guaranteed Principal Account	79,725	(145,626)	116,161	246,305	(299,839)	218,047	89,493	(827,300)	2,256,643	319,220	560,618	58,944

Net increase (decrease) in net assets resulting from capital transactions	261,283	646,468	759,463	463,634	1,505,099	438,861	947,337	(982,861)	5,077,689	586,899	1,253,010	1,246,005

Total increase (decrease)	338,192	2,050,790	1,205,720	551,950	7,314,737	660,589	1,333,371	1,986,014	12,979,967	1,402,123	1,977,372	2,477,127

NET ASSETS, at beginning of the year	592,489	8,274,682	2,890,805	146,955	29,720,811	2,022,633	7,531,796	48,581,710	39,412,655	9,570,904	3,214,648	13,301,053

NET ASSETS, at end of the year	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$234,815	$368,163	$12,612	$21,856	$14,364	$5,418	$54,660	$9,817	$-	$463	$33,673

Expenses

Mortality and expense risk fees	11,917	156,824	49,685	9,116	8,213	24,606	4,533	7,201	1,794	169,783	5,269	22,077

Net investment income (loss)	(11,917)	77,991	318,478	3,496	13,643	(10,242)	885	47,459	8,023	(169,783)	(4,806)	11,596

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	127,650	-	142,771	(149,397)	(61,381)	67,945	6,794	11,577	(2,243)	793,141	(6,809)	(22,441)
Change in net unrealized appreciation/depreciation of investments	275,732	-	172,200	249,551	142,116	540,146	58,599	119,263	(4,331)	4,234,849	89,545	605,870

Net gain (loss) on investments	403,382	-	314,971	100,154	80,735	608,091	65,393	130,840	(6,574)	5,027,990	82,736	583,429

Net increase (decrease) in net assets resulting from operations	391,465	77,991	633,449	103,650	94,378	597,849	66,278	178,299	1,449	4,858,207	77,930	595,025

Capital transactions:
Transfer of net premiums	287,900	4,868,676	2,333,975	158,655	127,685	1,026,428	514,892	857,081	15,732	6,703,677	232,612	1,076,013
Transfers due to death benefits	-	(1,878)	(25,207)	(24)	-	(1,428)	-	-	-	(33,802)	-	(1,986)
Transfers due to withdrawal of funds	(189,683)	(1,236,816)	(645,952)	(117,723)	(100,360)	(117,370)	(9,282)	(9,383)	(154)	(942,097)	(17,200)	(170,144)
Transfers due to policy loans, net of repayments	(1,160)	(2,210)	(26,304)	(32,951)	(339)	-	-	-	-	(71,926)	(501)	-
Transfers due to charges for administrative and insurance costs	(41,517)	(417,651)	(941,854)	(18,113)	(17,445)	(428,348)	(108,438)	(181,550)	(10,994)	(3,052,629)	(12,667)	(411,891)
Transfers between divisions and to/from Guaranteed Principal Account	854,901	(7,793,162)	(16,596)	(95,082)	(37,557)	269,928	239,802	674,199	1,858	217,562	13,513	497,277

Net increase (decrease) in net assets resulting from capital transactions	910,441	(4,583,041)	678,062	(105,238)	(28,016)	749,210	636,974	1,340,347	6,442	2,820,785	215,757	989,269

Total increase (decrease)	1,301,906	(4,505,050)	1,311,511	(1,588)	66,362	1,347,059	703,252	1,518,646	7,891	7,678,992	293,687	1,584,294

NET ASSETS, at beginning of the year	1,701,236	29,446,943	7,480,486	1,190,482	1,078,249	2,976,472	335,792	496,163	294,914	25,715,635	627,164	2,719,055

NET ASSETS, at end of the year	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On October 15, 2002, MassMutual established an eleventh segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy

Notes To Financial Statements (Continued)

has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the current (and maximum) asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I. Note: policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 have a current (and maximum) asset charge of 0.90% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a twelfth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions which invest in the following mutual funds of the same name:

AIM Variable Investment Funds (“AIM V.I.”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Global Health Care Fund (Series I) (prior to July 1, 2005, known as AIM V.I. Health Sciences Fund) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s investment adviser and prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds).

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I policy owners: American Century VP Income & Growth Fund, American Century VP International Fund, and American Century VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Global Investment Management, Inc. is the investment adviser to the VP International Fund.

Notes To Financial Statements (Continued)

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with two of its Portfolios available to Separate Account I policy owners: Fidelity® VIP Contrafund® Portfolio (Initial and Service Classes) and Fidelity® VIP Growth Portfolio. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolios: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I policy owners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I policy owners: Goldman Sachs VIT Capital Growth Fund (the Goldman Sachs Capital Growth Division invests in this Fund), Goldman Sachs VIT CORESM U.S. Equity Fund (the Goldman Sachs CORESM U.S. Equity Division invests in this Fund), Goldman Sachs VIT Growth and Income Fund (the Goldman Sachs Growth and Income Division invests in this Fund), Goldman Sachs VIT International Equity Fund (the Goldman Sachs International Equity Division invests in this Fund) and Goldman Sachs VIT Mid Cap Value Fund (the Goldman Sachs Mid Cap Value Division invests in this Fund). As of May 13, 2005, the Mid Cap Value Fund is closed to new investors. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I policy owners: Janus Aspen Balanced Portfolio (Institutional and Service Classes), Janus Aspen Forty Portfolio (Institutional and Service Classes) (prior to May 1, 2005, this fund was called Janus Aspen Capital Appreciation Portfolio), and Janus Aspen Worldwide Growth Portfolio (Institutional and Service Classes). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with four of its separate Series of shares available to Separate Account I policy owners: MFS® Emerging Growth Series, MFS® Investors Trust Series, MFS® New Discovery Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all six of its separate Series (“MML Trust Funds”) available to Separate Account I policy owners: MML Emerging Growth Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, and MML Small Cap Growth Equity Fund. MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with all eight of its separate Series (“MML II Trust Funds”) available to Separate Account I policy owners: MML Blend Fund,

Notes To Financial Statements (Continued)

MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), (prior to August 6, 2004 the sub-adviser was called David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each serve as investment sub-adviser to a portion of the MML Equity Fund. (Effective January 27, 2006, OppenheimerFunds, Inc. replaced Babson Capital Management LLC as the co-sub-adviser to the MML Equity Fund.)

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I policy owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA (prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street® Small Cap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account I policy owners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”) (effective February 6, 2006, renamed DWS VIT Funds), is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I policy owners: Scudder VIT Small Cap Index Fund (effective February 6, 2006, renamed DWS Small Cap Index VIP). Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with four of its Portfolios available to Separate Account I policy owners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I policy owners: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the sixty-one divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

Notes To Financial Statements (Continued)

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value per share of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division
									(Initial)	(Service)

Cost of purchases	$108,035	$308,658	$403,119	$7,122,676	$681,407	$5,965,144	$2,403,782	$4,477,867	$6,029,214	$1,416,296	$16,099	$2,137,797	$1,081,286
Proceeds from sales	(16,803)	(62,230)	(166,096)	(4,793,136)	(19,579)	(1,437,276)	(409,513)	(724,932)	(1,916,525)	(355,891)	(9,401)	(303,671)	(538,759)

	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$112,949	$701,635	$38,721	$2,106,300	$430,643	$613,136	$1,860,332	$5,882	$1,201,838	$33,777	$311,498	$86,279
Proceeds from sales	(155,004)	(782,734)	(2,764,025)	(1,086,710)	(160,405)	(211,106)	(1,182,561)	(531)	(583,990)	(13,065)	(621,696)	(25,377)

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Cost of purchases	$926,889	$118,105	$3,349,041	$358,495	$383,337	$13,999,247	$11,074,552	$574,906	$956,109	$2,344,061	$13,283,317	$34,427,329
Proceeds from sales	(779,724)	(101,952)	(3,502,711)	(195,579)	(74,401)	(11,409,098)	(19,748,123)	(300,460)	(183,399)	(488,748)	(14,386,072)	(27,782,245)

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$576,168	$2,382,404	$2,589,377	$662,752	$5,790,066	$791,055	$10,645,096	$3,499,164	$10,893,616	$11,751,015	$2,098,773	$3,796,038
Proceeds from sales	(272,173)	(1,071,870)	(397,364)	(84,138)	(4,347,115)	(581,047)	(8,183,738)	(1,337,845)	(8,468,864)	(11,959,112)	(816,758)	(2,603,337)

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$4,372,599	$13,689,044	$3,522,467	$404,845	$103,627	$1,288,588	$1,101,441	$2,968,002	$210,456	$7,917,210	$462,267	$1,809,609
Proceeds from sales	(3,246,147)	(27,201,876)	(1,537,240)	(347,478)	(279,213)	(552,115)	(99,989)	(264,056)	(101,539)	(4,757,210)	(214,912)	(549,843)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2005 were as follows:

December 31, 2005	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division

									(Initial)	(Service)
Units purchased	82,185	240,255	834,265	4,282,671	521,731	2,244,145	1,599,427	2,978,082	4,734,610	893,802	33,293	880,227	1,322,861
Units withdrawn	(28,939)	(76,495)	(453,388)	(2,724,278)	(27,235)	(741,541)	(694,080)	(1,194,798)	(2,934,623)	(328,890)	(16,808)	(252,060)	(795,813)
Units transferred between divisions and to/from GPA	16,024	34,119	65,961	461,323	495,441	1,342,828	593,839	896,383	1,421,299	284,466	-	477,026	136,764

Net increase (decrease)	69,270	197,879	446,838	2,019,716	989,937	2,845,432	1,499,186	2,679,667	3,221,286	849,378	16,485	1,105,193	663,812

December 31, 2005 (Continued)	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	Goldman Sachs Mid Cap Value Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
					(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	86,399	20,632	19,946	129,011	255,139	304,774	2,065,838	4,338	2,036,477	15,151	293,747	58,718
Units withdrawn	(56,086)	(8,260)	(2,517,149)	(69,576)	(57,078)	(95,142)	(1,522,084)	(82)	(1,437,222)	(976)	(149,324)	(18,399)
Units transferred between divisions and to/from GPA	(65,689)	(98,328)	16,921	270,631	92,065	110,301	185,224	98	145,115	4,490	(450,453)	7,163

Net increase (decrease)	(35,376)	(85,956)	(2,480,282)	330,066	290,126	319,933	728,978	4,354	744,370	18,665	(306,030)	47,482

December 31, 2005 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	474,765	95,717	2,829,583	527,623	216,368	9,994,858	7,195,069	1,041,123	446,845	1,791,499	4,262,564	19,700,445
Units withdrawn	(270,571)	(63,156)	(3,145,553)	(239,316)	(21,418)	(8,031,883)	(18,700,359)	(591,584)	(209,699)	(939,767)	(8,324,715)	(8,432,334)
Units transferred between divisions and to/from GPA	(49,603)	(6,552)	(87,890)	(92,626)	16,903	(509,342)	781,556	(102,892)	361,435	836,101	2,092,859	(4,923,838)

Net increase (decrease)	154,591	26,009	(403,860)	195,681	211,853	1,453,633	(10,723,734)	346,647	598,581	1,687,833	(1,969,292)	6,344,273

December 31, 2005 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	439,080	1,783,292	1,488,319	358,882	6,062,853	477,962	10,869,478	1,695,120	7,036,452	1,627,322	1,393,301	4,300,568
Units withdrawn	(263,804)	(1,131,479)	(700,121)	(114,535)	(4,604,232)	(301,820)	(7,785,490)	(1,144,095)	(5,155,119)	(1,053,055)	(802,686)	(3,224,572)
Units transferred between divisions and to/from GPA	261,322	(24,788)	1,533,576	46,942	104,116	(81,625)	(107,063)	791,402	720,991	(1,164,632)	553,539	23,384

Net increase (decrease)	436,598	627,025	2,321,774	291,289	1,562,737	94,517	2,976,925	1,342,427	2,602,324	(590,365)	1,144,154	1,099,380

December 31, 2005 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	356,171	2,992,311	2,220,660	221,841	86,984	866,646	662,672	1,270,975	26,873	4,239,220	824,113	1,245,213
Units withdrawn	(223,163)	(2,387,114)	(1,225,392)	(278,373)	(279,987)	(599,372)	(228,025)	(366,401)	(12,606)	(3,060,736)	(529,100)	(635,476)
Units transferred between divisions and to/from GPA	415,533	(12,396,576)	203,009	116,878	48	211,983	350,758	879,512	63,495	(225,934)	11,100	490,883

Net increase (decrease)	548,541	(11,791,379)	1,198,277	60,346	(192,955)	479,257	785,405	1,784,086	77,762	952,550	306,113	1,100,620

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2004	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Units purchased	4,442,464	17,555	825,633	1,197,008	2,135,014	4,859,538	545,782	37,958	395,138	1,404,367	112,185	4,193	73,866
Units withdrawn	(2,680,513)	(1,980)	(248,038)	(255,714)	(583,297)	(2,888,615)	(229,353)	(12,857)	(88,904)	(723,527)	(85,461)	(1,575)	(103,828)
Units transferred between divisions and transferred to/from GPA	318,066	4,726	362,469	1,166,246	1,563,220	834,693	247,855	-	320,677	38,069	(18,911)	295,949	2,868

Net increase (decrease)	2,080,017	20,301	940,064	2,107,540	3,114,937	2,805,616	564,284	25,101	626,911	718,909	7,813	298,567	(27,094)

December 31, 2004 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	60,110	151,544	273,311	1,043,287	215,276	186,972	2,611,347	6,097	2,280,762	6,260	354,534	51,627
Units withdrawn	(43,140)	(15,372)	(39,133)	(372,049)	(35,891)	(48,989)	(1,620,719)	(15)	(1,338,495)	(527)	(196,289)	(9,797)
Units transferred between divisions and transferred to/from GPA	236,390	29,546	145,640	64,530	-	47,304	(419,924)	12,760	(79,890)	365	(45,121)	7,839

Net increase (decrease)	253,360	165,718	379,818	735,768	179,385	185,287	570,704	18,842	862,377	6,098	113,124	49,669

December 31, 2004 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	347,211	176,934	3,514,398	579,668	75,253	10,032,575	10,778,203	1,132,037	317,196	1,704,891	3,230,582	18,585,567
Units withdrawn	(138,147)	(200,869)	(3,268,898)	(194,659)	(8,275)	(8,044,234)	(10,142,668)	(630,120)	(96,040)	(931,634)	(2,405,322)	(5,807,101)
Units transferred between divisions and transferred to/from GPA	26,877	(37,592)	(248,561)	42,113	18,402	(401,764)	(9,918,384)	31,985	827,868	388,468	3,996,978	(10,317,755)

Net increase (decrease)	235,941	(61,527)	(3,061)	427,122	85,380	1,586,576	(9,282,849)	533,902	1,049,024	1,161,725	4,822,238	2,460,711

December 31, 2004 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	434,176	2,060,168	1,327,898	224,492	6,464,516	342,298	1,713,925	10,953,867	6,873,523	1,563,775	1,612,266	4,774,744
Units withdrawn	(182,851)	(1,359,543)	(639,999)	(61,525)	(4,521,648)	(177,728)	(1,002,320)	(8,394,010)	(4,218,996)	(1,222,545)	(779,075)	(3,182,402)
Units transferred between divisions and transferred to/from GPA	90,725	(145,575)	81,923	165,743	(70,434)	132,821	65,695	137,754	1,220,778	268,528	505,977	13,557

Net increase (decrease)	342,050	555,050	769,822	328,710	1,872,434	297,391	777,300	2,697,611	3,875,305	609,758	1,339,168	1,605,899

December 31, 2004 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	196,359	12,659,908	1,758,776	290,741	261,826	889,931	435,549	692,594	61,518	5,795,629	342,954	1,128,204
Units withdrawn	(158,688)	(9,834,603)	(1,172,990)	(295,587)	(249,514)	(467,046)	(97,689)	(149,823)	(57,961)	(3,537,399)	(96,510)	(598,047)
Units transferred between divisions and transferred to/from GPA	495,202	(5,893,096)	66,149	(114,942)	(37,476)	208,505	188,356	500,342	1,452	236,142	16,344	466,866

Net increase (decrease)	532,873	(3,067,791)	651,935	(119,788)	(25,164)	631,390	526,216	1,043,113	5,009	2,494,372	262,788	997,023

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2005 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2005	257,079	$1.18 to $1.41	$356,527	1.62%	0.25% to 1.00%	4.86% to 5.64%
2004	187,809	1.13 to 1.33	247,855	2.14	0.25 to 1.00	7.59 to 8.40
2003	22,091	1.05 to 1.23	26,592	0.57	0.25 to 1.15	4.76 to 23.15

AIM V.I. Global Health Care Division
2005	618,846	1.25 to 1.38	842,578	-	0.25 to 1.00	7.08 to 7.88
2004	420,967	1.17 to 1.28	534,188	-	0.25 to 1.00	6.50 to 7.30
2003	41,149	1.10 to 1.19	48,653	-	0.55 to 1.15	10.00 to 19.33

AIM V.I. Technology Division
2005	2,402,426	0.65 to 1.05	1,385,141	-	0.25 to 1.00	1.16 to 1.92
2004	1,955,588	0.64 to 1.04	1,108,275	-	0.25 to 1.00	3.59 to 4.37
2003	1,219,820	0.54 to 1.33	667,827	-	0.25 to 1.15	(38.50) to 44.93
2002	716,624	0.37 to 0.42	269,428	(0.50)	0.55 to 0.75	(47.24) to (47.14)
2001	182,378	0.71 to 0.80	129,432	(0.50)	0.00 to 0.50	(46.23) to (46.12)

American Century VP Income & Growth Division
2005	18,318,707	1.00 to 1.24	20,136,781	1.92	0.25 to 1.00	3.59 to 4.37
2004	16,298,991	0.96 to 1.20	17,299,546	1.34	0.25 to 1.00	11.87 to 12.71
2003	14,218,974	0.82 to 1.24	13,446,388	1.17	0.25 to 1.15	7.03 to 29.03
2002	10,731,176	0.64 to 0.83	7,926,303	0.27	0.25 to 0.75	(20.12) to (19.57)
2001	5,443,016	0.80 to 1.04	5,064,514	0.20	0.25 to 0.60	(9.10) to 9.04

American Century VP International Division
2005	1,155,022	0.77	886,390	0.86	0.60	12.58
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77
2002	8,451	0.48	4,074	0.13	0.60	(20.97)
2001	7,834	0.61	4,772	(0.62)	0.60	(29.77)

American Century VP Value Division
2005	5,171,296	1.27 to 1.50	7,590,318	0.75	0.25 to 1.00	3.99 to 4.77
2004	2,325,864	1.22 to 1.43	3,242,816	0.80	0.25 to 1.00	13.20 to 14.05
2003	1,385,800	1.08 to 1.44	1,696,343	0.71	0.25 to 1.15	7.89 to 28.57
2002	726,497	0.94 to 1.12	687,880	3.81	0.30 to 0.75	(13.37) to (12.92)
2001	303,619	1.08 to 1.29	331,969	(0.38)	0.30 to 0.60	12.07 to 12.52

American Funds® Asset Allocation Division
2005	4,217,625	1.22 to 1.37	5,704,429	2.54	0.25 to 1.00	8.06 to 8.87
2004	2,718,439	1.13 to 1.26	3,395,321	2.98	0.25 to 1.00	7.26 to 8.07
2003	610,899	1.05 to 1.17	709,272	3.23	0.55 to 1.15	5.39 to 16.84

American Funds® Growth-Income Division
2005	6,908,068	1.22 to 1.47	9,897,645	1.56	0.25 to 1.00	4.78 to 5.57
2004	4,228,401	1.16 to 1.39	5,780,509	1.23	0.25 to 1.00	9.28 to 10.10
2003	1,113,464	1.06 to 1.26	1,374,834	1.65	0.25 to 1.15	6.36 to 26.27

Fidelity® VIP Contrafund® Division (Initial)
2005	21,511,422	1.27 to 1.39	31,545,007	0.27	0.25 to 1.00	15.78 to 16.65
2004	18,290,136	1.09 to 1.20	23,153,203	0.31	0.25 to 1.00	14.33 to 15.19
2003	15,484,520	0.94 to 1.30	17,122,058	0.41	0.25 to 1.15	4.89 to 28.14
2002	12,308,191	0.74 to 1.02	10,675,799	0.17	0.25 to 0.75	(10.02) to (9.57)
2001	8,595,451	0.81 to 1.12	8,352,494	1.69	0.25 to 0.55	(12.94) to (12.50)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Fidelity® VIP Contrafund® Division (Service)
2005	3,696,254	$1.39 to $1.44	$5,187,310	0.18%	0.60% to 0.75%	15.98% to 16.15%
2004	2,846,876	1.20 to 1.24	3,437,237	0.22	0.60 to 0.75	14.48 to 14.65
2003	2,282,592	1.05 to 1.08	2,406,184	0.35	0.60 to 0.75	27.39 to 27.59
2002	2,370,393	0.82 to 0.85	1,967,189	(0.01)	0.60 to 0.75	(10.17) to (10.02)
2001	2,152,721	0.91 to 0.94	1,985,966	2.18	0.60 to 0.75	(13.11) to (12.96)

Fidelity® VIP Growth Division
2005	242,446	0.65	156,931	0.36	0.60	5.04
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99
2002	56,432	0.45	25,667	(0.48)	0.60	(31.82)
2001	33,285	0.66	21,819	(0.03)	0.60	(18.34)

Franklin Small Cap Value Securities Division
2005	1,933,096	1.42 to 1.78	3,371,810	0.75	0.25 to 1.00	7.69 to 8.50
2004	827,903	1.32 to 1.64	1,334,961	0.16	0.25 to 1.00	22.52 to 23.44
2003	200,992	1.07 to 1.33	264,105	0.02	0.25 to 1.15	7.50 to 33.15

Goldman Sachs Capital Growth Division
2005	5,486,012	0.81 to 1.16	4,878,924	0.16	0.25 to 1.00	1.92 to 2.69
2004	4,822,200	0.79 to 1.13	4,178,485	0.76	0.25 to 1.00	8.00 to 8.82
2003	4,103,291	0.72 to 1.17	3,295,278	0.31	0.25 to 1.15	4.93 to 23.43
2002	2,804,255	0.58 to 0.81	1,822,310	(0.34)	0.25 to 0.75	(25.05) to (24.63)
2001	1,410,856	0.77 to 1.07	1,210,989	0.05	0.25 to 0.60	(15.10) to (8.75)

Goldman Sachs COREsm U.S. Equity Division
2005	663,869	1.10 to 1.27	772,544	0.81	0.30 to 0.60	5.88 to 6.19
2004	699,245	1.04 to 1.19	775,478	1.18	0.30 to 0.60	14.25 to 14.60
2003	691,432	0.91 to 1.04	666,907	0.81	0.30 to 0.60	28.70 to 29.09
2002	568,017	0.71 to 0.81	424,171	0.15	0.30 to 0.60	(22.49) to (22.19)
2001	539,054	0.91 to 1.04	524,373	(0.03)	0.30 to 0.60	(12.54) to (12.24)

Goldman Sachs Growth and Income Division
2005	250,634	1.18 to 1.24	308,365	1.00	0.30 to 0.60	3.31 to 3.62
2004	336,590	1.14 to 1.20	400,922	4.90	0.30 to 0.60	18.09 to 18.44
2003	38,023	0.97 to 1.01	37,031	1.27	0.30 to 0.60	23.62 to 23.99
2002	41,228	0.78 to 0.81	32,452	1.86	0.30 to 0.60	(11.94) to (11.64)
2001	45,688	0.89 to 0.92	41,872	(0.09)	0.30 to 0.60	(9.94) to (9.64)

Goldman Sachs International Equity Division
2005	285,942	1.20	343,948	0.12	0.60	13.03
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68
2002	1,521,429	0.70	1,065,762	0.57	0.60	(18.94)
2001	664,673	0.86	573,580	1.13	0.60	(22.86)

Goldman Sachs Mid Cap Value Division
2005	949,888	2.49 to 2.57	2,397,694	0.68	0.30 to 0.60	12.15 to 12.49
2004	619,822	2.22 to 2.29	1,400,249	0.80	0.30 to 0.60	25.13 to 25.51
2003	366,462	1.78 to 1.82	660,678	1.88	0.30 to 0.60	27.62 to 28.01
2002	389,676	1.39 to 1.42	549,613	1.69	0.30 to 0.60	(5.29) to (4.99)
2001	202,234	1.47 to 1.50	300,104	3.86	0.30 to 0.60	11.38 to 11.71

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Janus Aspen Balanced Division (Institutional)
2005	942,759	$1.09	$1,028,940	2.46%	0.60%	7.31%
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37
2002	256,636	0.83	213,434	2.01	0.60	(7.04)
2001	131,729	0.89	117,806	2.10	0.60	(5.26)

Janus Aspen Balanced Division (Service)
2005	609,073	1.18 to 1.28	767,565	2.43	0.25 to 1.00	6.59 to 7.39
2004	289,140	1.11 to 1.19	340,624	3.28	0.25 to 1.00	7.22 to 8.02
2003	103,853	1.04 to 1.10	112,184	1.55	0.55 to 1.15	3.65 to 10.12

Janus Aspen Forty Division (Institutional)
2005	10,150,025	0.83 to 1.10	10,081,264	0.22	0.25 to 0.75	12.01 to 12.57
2004	9,421,047	0.74 to 0.98	8,322,573	0.27	0.25 to 0.75	17.35 to 17.93
2003	8,850,343	0.61 to 0.84	6,575,759	0.52	0.25 to 0.75	19.64 to 20.23
2002	6,758,791	0.51 to 0.70	4,113,419	0.03	0.25 to 0.75	(16.27) to (15.97)
2001	3,550,910	0.61 to 0.84	2,474,675	1.01	0.25 to 0.60	(22.27) to (21.87)

Janus Aspen Forty Division (Service)
2005	24,886	1.39 to 1.54	36,004	0.01	0.50 to 1.00	11.44 to 12.00
2004	20,532	1.25 to 1.38	26,784	0.05	0.50 to 1.00	16.79 to 17.38
2003	1,690	1.07 to 1.17	1,854	0.17	0.65 to 1.15	7.04 to 17.31

Janus Aspen Worldwide Growth Division (Institutional)
2005	8,747,243	0.63 to 0.84	6,547,957	1.42	0.25 to 0.75	5.08 to 5.60
2004	8,002,873	0.60 to 0.80	5,650,473	1.06	0.25 to 0.75	4.00 to 4.52
2003	7,140,496	0.56 to 0.77	4,821,333	1.16	0.25 to 0.75	23.07 to 23.68
2002	5,658,803	0.45 to 0.62	3,043,076	0.51	0.25 to 0.75	(26.10) to (25.80)
2001	3,190,485	0.61 to 0.84	2,168,057	0.09	0.25 to 0.60	(23.04) to (22.63)

Janus Aspen Worldwide Growth Division (Service)
2005	58,535	1.15 to 1.36	72,298	1.30	0.50 to 1.00	4.52 to 5.04
2004	39,870	1.10 to 1.30	48,449	0.96	0.50 to 1.00	3.49 to 4.01
2003	33,772	1.06 to 1.25	40,164	0.35	0.65 to 1.15	6.13 to 24.82

MFS® Emerging Growth Division
2005	1,571,050	0.90 to 1.07	1,449,273	-	0.30 to 0.75	8.38 to 8.86
2004	1,877,080	0.83 to 0.98	1,632,471	-	0.30 to 0.75	12.12 to 12.62
2003	1,763,956	0.74 to 0.87	1,369,714	-	0.30 to 0.75	29.25 to 29.84
2002	1,592,540	0.57 to 0.67	947,815	(0.60)	0.30 to 0.75	(34.51) to (34.06)
2001	1,486,948	0.87 to 1.02	1,366,102	6.55	0.30 to 0.75	(34.24) to (33.79)

MFS® Investors Trust Division
2005	109,499	1.24 to 1.40	150,490	0.54	0.25 to 1.00	6.25 to 7.05
2004	62,017	1.17 to 1.31	80,199	0.53	0.25 to 1.00	10.25 to 11.08
2003	12,348	1.06 to 1.18	14,488	-	0.65 to 1.15	6.02 to 17.95

MFS® New Discovery Division
2005	1,335,883	1.09 to 1.44	1,991,389	-	0.25 to 1.00	4.20 to 4.98
2004	1,181,292	1.05 to 1.37	1,711,864	-	0.25 to 1.00	5.46 to 6.25
2003	945,351	0.99 to 1.60	1,315,522	-	0.25 to 1.15	(0.64) to 33.32
2002	893,469	1.01 to 1.20	947,590	(0.62)	0.30 to 0.75	(32.38) to (31.93)
2001	889,751	1.49 to 1.76	1,404,880	2.61	0.30 to 0.75	(5.78) to (5.33)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Research Division
2005	1,636,698	$0.99 to $1.14	$1,772,256	0.46%	0.30% to 0.75%	7.00% to 7.48%
2004	1,610,689	0.93 to 1.06	1,631,879	1.07	0.30 to 0.75	14.98 to 15.50
2003	1,672,216	0.81 to 0.92	1,467,152	0.66	0.30 to 0.75	23.77 to 24.33
2002	1,687,000	0.65 to 0.74	1,191,844	(0.18)	0.30 to 0.75	(25.29) to (24.84)
2001	695,009	0.87 to 0.98	609,391	11.23	0.30 to 0.75	(22.00) to (21.55)

MML Blend Division
2005	17,376,028	1.11 to 1.16	29,230,819	2.74	0.25 to 1.00	3.63 to 4.41
2004	17,779,888	1.06 to 1.12	28,864,924	2.70	0.25 to 1.00	7.60 to 8.41
2003	17,782,949	0.97 to 3.40	27,011,793	2.63	0.25 to 1.15	4.34 to 18.41
2002	18,030,469	0.82 to 2.88	23,192,092	2.43	0.25 to 0.75	(12.19) to (11.75)
2001	17,523,655	0.93 to 3.26	27,201,644	18.92	0.25 to 0.60	(6.46) to (5.99)

MML Emerging Growth Division
2005	1,458,515	0.88 to 1.12	1,260,116	-	0.25 to 1.00	(0.05) to 0.69
2004	1,262,834	0.88 to 1.12	1,078,912	-	0.25 to 1.00	13.52 to 14.38
2003	835,712	0.49 to 1.40	630,875	-	0.25 to 1.15	(1.10) to 45.55
2002	422,242	0.34 to 0.53	212,711	(0.69)	0.24 to 0.75	(43.04) to (42.74)
2001	154,175	0.59 to 0.94	112,431	(0.49)	0.25 to 0.60	(16.95) to (16.54)

MML Enhanced Index Core Equity Division
2005	302,225	1.21 to 1.41	410,203	11.83	0.25 to 1.00	4.46 to 5.24
2004	90,372	1.16 to 1.34	115,465	2.20	0.25 to 1.00	9.79 to 10.61
2003	4,992	0.77 to 1.21	6,032	3.05	0.65 to 1.15	(23.30) to 21.49

MML Equity Division
2005	53,222,971	1.08 to 1.25	98,216,064	1.95	0.25 to 1.00	2.10 to 2.87
2004	51,769,338	1.05 to 1.22	94,499,780	2.12	0.25 to 1.00	14.69 to 15.56
2003	50,182,762	0.78 to 3.80	80,954,021	1.83	0.25 to 1.15	6.43 to 27.17
2002	47,130,554	0.61 to 2.99	63,191,764	2.46	0.25 to 0.75	(20.30) to (16.33)
2001	41,460,228	0.77 to 3.73	74,355,450	28.64	0.25 to 0.75	(15.47) to (14.93)

MML Equity Index Division
2005	82,652,676	0.90 to 1.21	117,323,992	1.60	0.25 to 1.00	3.61 to 4.39
2004	93,376,410	0.87 to 1.16	122,804,884	1.75	0.25 to 1.00	9.50 to 10.32
2003	102,659,259	0.77 to 1.82	126,991,372	1.58	0.25 to 1.15	6.23 to 27.99
2002	86,851,896	0.60 to 1.42	88,054,517	0.98	0.25 to 0.75	(23.05) to (22.48)
2001	32,949,594	0.78 to 1.48	32,653,466	0.64	0.25 to 0.75	(12.91) to (12.40)

MML Growth Equity Division
2005	3,396,011	0.64 to 1.10	2,573,254	0.48	0.25 to 1.00	2.85 to 3.62
2004	3,049,364	0.62 to 1.07	2,223,682	0.51	0.25 to 1.00	3.84 to 4.62
2003	2,515,462	0.54 to 1.16	1,748,960	0.02	0.25 to 1.15	3.23 to 22.59
2002	1,811,188	0.44 to 0.61	1,010,111	(0.68)	0.25 to 0.75	(28.55) to (28.20)
2001	748,944	0.62 to 0.86	571,186	(0.46)	0.25 to 0.75	(25.95) to (25.38)

MML Inflation-Protected Bond Division
2005	2,020,990	1.07 to 1.17	2,333,227	5.03	0.25 to 1.00	0.62 to 1.37
2004	1,422,409	1.07 to 1.16	1,627,663	4.86	0.25 to 1.00	5.19 to 5.98
2003	373,385	0.79 to 1.09	404,629	2.75	0.25 to 1.15	(20.84) to 6.57
2002	27,316	1.02	27,870	1.13	0.24 to 0.55	2.91 to 2.98

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Large Cap Value Division
2005	6,442,457	$1.25 to $1.28	$7,605,314	0.75%	0.25% to 1.00%	8.20% to 9.01%
2004	4,754,624	1.15 to 1.18	5,225,937	0.83	0.25 to 1.00	10.73 to 11.57
2003	3,592,899	0.91 to 1.25	3,550,129	0.92	0.25 to 1.15	6.62 to 29.26
2002	2,039,994	0.71 to 0.80	1,572,743	0.32	0.25 to 0.75	(16.86) to (16.44)
2001	616,131	0.85 to 0.95	564,539	0.28	0.25 to 0.60	(11.82) to (11.38)

MML Managed Bond Division
2005	25,537,499	1.07 to 1.42	46,543,862	4.72	0.25 to 1.00	1.34 to 2.10
2004	27,506,791	1.05 to 1.39	48,735,262	5.02	0.25 to 1.00	3.43 to 4.21
2003	22,684,553	1.02 to 3.12	34,911,266	5.14	0.25 to 1.15	1.96 to 5.33
2002	23,370,778	1.12 to 2.97	37,247,077	6.14	0.25 to 0.75	7.60 to 8.13
2001	15,504,303	1.04 to 2.75	24,737,482	5.56	0.25 to 0.75	7.08 to 7.62

MML Money Market Division
2005	27,453,620	1.01 to 1.12	30,246,574	2.66	0.25 to 1.00	1.64 to 2.40
2004	21,109,347	1.00 to 1.10	23,575,100	0.80	0.25 to 1.00	(0.21) to 0.54
2003	18,648,636	1.00 to 1.93	20,673,190	0.62	0.25 to 1.15	(0.07) to 0.37
2002	23,842,095	1.02 to 1.93	28,873,441	0.75	0.25 to 0.75	0.00 to 1.04
2001	17,399,226	1.02 to 1.91	21,541,806	3.10	0.25 to 0.55	2.89 to 3.41

MML OTC 100 Division
2005	1,567,277	0.88 to 1.14	1,270,277	0.05	0.25 to 1.00	0.29 to 1.04
2004	1,130,679	0.87 to 1.13	930,681	0.75	0.25 to 1.00	9.27 to 10.09
2003	788,629	0.74 to 1.32	592,489	-	0.25 to 1.15	(20.71) to 48.26
2002	459,805	0.50 to 0.53	232,801	(0.30)	0.25 to 0.75	(38.15) to (37.98)
2001	3,330,783	0.38 to 0.86	1,327,242	(0.30)	0.30 to 0.55	(33.61) to (33.41)

MML Small Cap Equity Division
2005	7,862,155	1.16 to 1.33	11,086,914	5.31	0.25 to 1.00	(1.20) to (0.45)
2004	7,235,130	1.18 to 1.48	10,325,472	2.28	0.25 to 1.00	15.20 to 16.06
2003	6,680,080	1.02 to 1.48	8,274,682	0.22	0.25 to 1.15	2.01 to 30.97
2002	5,016,671	0.88 to 1.13	4,818,877	(0.32)	0.25 to 0.75	(12.59) to (12.06)
2001	2,579,036	1.00 to 1.29	2,931,759	0.20	0.25 to 0.75	2.58 to 3.10

MML Small Cap Growth Equity Division
2005	6,153,126	1.03 to 1.27	6,885,418	-	0.25 to 1.00	10.46 to 11.29
2004	3,831,352	0.92 to 1.15	4,096,525	-	0.25 to 1.00	12.13 to 12.97
2003	3,061,530	0.75 to 1.36	2,890,805	-	0.25 to 1.15	2.82 to 48.18
2002	2,167,483	0.50 to 0.68	1,364,742	(0.67)	0.25 to 0.75	(27.54) to (26.35)
2001	840,929	0.69 to 0.93	701,508	(0.05)	0.25 to 0.60	(13.36) to (12.93)

MML Small Company Opportunities Division
2005	729,418	1.37 to 1.80	1,279,520	13.71	0.25 to 1.00	9.85 to 10.68
2004	438,129	1.24 to 1.63	698,905	11.73	0.25 to 1.00	17.63 to 18.51
2003	109,419	1.06 to 1.37	146,955	10.02	0.55 to 1.15	5.64 to 37.18

Oppenheimer Aggressive Growth Division
2005	28,710,006	0.65 to 1.31	43,167,129	-	0.25 to 1.00	11.21 to 12.05
2004	27,147,269	0.58 to 1.18	37,035,548	-	0.25 to 1.00	18.59 to 19.48
2003	25,274,835	0.48 to 1.83	29,720,811	-	0.25 to 1.15	(0.52) to 25.28
2002	26,992,018	0.39 to 1.47	27,764,548	0.22	0.25 to 0.75	(28.54) to (27.97)
2001	26,266,478	0.54 to 2.04	41,358,680	15.11	0.25 to 0.75	(32.02) to (31.44)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Balanced Division
2005	1,842,071	$1.55 to $2.33	$2,866,875	1.70%	0.30% to 0.75%	3.11% to 3.58%
2004	1,747,554	1.50 to 2.25	2,683,222	0.94	0.30 to 0.75	9.28 to 9.77
2003	1,450,163	1.30 to 2.05	2,022,633	2.60	0.30 to 0.75	24.02 to 24.58
2002	2,028,527	1.04 to 1.64	2,698,777	4.27	0.30 to 0.75	(11.15) to (10.70)
2001	2,169,987	1.17 to 1.84	3,300,864	6.60	0.30 to 0.75	1.47 to 1.92

Oppenheimer Capital Appreciation Division
2005	42,058,279	0.84 to 1.16	55,273,128	0.89	0.25 to 1.00	4.06 to 4.84
2004	39,081,354	0.80 to 1.12	50,567,724	0.31	0.25 to 1.00	5.87 to 6.67
2003	36,383,743	0.75 to 2.57	48,581,710	0.36	0.25 to 1.15	5.52 to 30.62
2002	34,490,586	0.58 to 1.97	41,041,331	0.11	0.25 to 0.75	(27.61) to (27.04)
2001	26,289,539	0.79 to 2.70	49,259,411	9.25	0.25 to 0.75	(13.33) to (12.80)

Oppenheimer Core Bond Division
2005	8,134,363	1.09 to 1.27	10,800,107	4.96	0.25 to 1.00	1.57 to 2.33
2004	6,791,936	1.07 to 1.39	8,865,167	4.33	0.25 to 1.00	4.44 to 5.23
2003	6,014,636	1.02 to 1.65	7,531,796	4.94	0.25 to 1.15	2.37 to 6.51
2002	8,145,220	1.11 to 1.55	10,904,980	6.76	0.25 to 0.75	8.21 to 8.75
2001	5,677,908	1.03 to 1.43	7,417,769	5.41	0.25 to 0.75	6.98 to 7.52

Oppenheimer Global Securities Division
2005	31,013,195	1.26 to 1.45	62,118,410	0.98	0.25 to 1.00	13.17 to 14.02
2004	28,410,871	1.11 to 1.28	52,392,622	1.20	0.25 to 1.00	17.98 to 18.87
2003	24,535,566	0.92 to 2.63	39,412,655	0.72	0.25 to 1.15	8.33 to 42.66
2002	27,089,663	0.64 to 1.85	36,550,942	0.09	0.25 to 0.75	(22.88) to (22.33)
2001	21,866,147	0.83 to 2.38	41,915,667	13.09	0.25 to 0.75	(12.79) to (12.26)

Oppenheimer High Income Division
2005	7,384,700	1.13 to 1.33	10,357,580	6.60	0.25 to 1.00	1.30 to 2.06
2004	7,975,065	1.11 to 1.30	10,973,027	5.15	0.25 to 1.00	7.88 to 8.70
2003	7,365,307	1.03 to 1.80	9,570,904	5.57	0.25 to 1.15	3.09 to 23.65
2002	8,823,194	0.94 to 1.46	10,924,408	9.48	0.25 to 0.75	(3.15) to (2.64)
2001	5,019,571	0.97 to 1.50	6,312,246	10.06	0.25 to 0.75	1.21 to 1.71

Oppenheimer International Growth Division
2005	5,711,747	1.20 to 1.40	7,318,788	0.78	0.25 to 1.00	12.93 to 13.78
2004	4,567,593	1.06 to 1.24	5,192,020	1.32	0.25 to 1.00	16.68 to 17.56
2003	3,228,425	0.84 to 1.53	3,214,648	1.24	0.25 to 1.15	(10.14) to 52.91
2002	2,237,278	0.56 to 0.81	1,569,562	(0.03)	0.25 to 0.75	(29.26) to (28.81)
2001	1,367,419	0.79 to 1.14	1,482,280	16.56	0.30 to 0.75	(25.06) to (24.61)

Oppenheimer Main Street Division
2005	16,034,852	0.96 to 1.20	17,750,200	1.31	0.25 to 1.00	4.92 to 5.71
2004	14,935,472	0.91 to 1.14	15,778,180	0.81	0.25 to 1.00	8.37 to 9.19
2003	13,329,573	0.82 to 2.30	13,301,053	0.89	0.25 to 1.15	5.64 to 26.40
2002	15,280,533	0.65 to 1.82	16,175,461	0.35	0.25 to 0.75	(19.55) to (19.00)
2001	10,021,742	0.81 to 2.25	13,640,099	0.06	0.25 to 0.75	(10.91) to (5.12)

Oppenheimer Main Street® Small Cap Division
2005	2,183,856	1.99 to 2.03	4,370,534	-	0.30 to 0.75	9.10 to 9.59
2004	1,635,315	1.83 to 1.85	3,003,142	-	0.30 to 0.75	18.53 to 19.06
2003	1,102,442	1.53 to 1.55	1,701,236	-	0.30 to 0.75	43.28 to 43.93
2002	4,105,545	1.07 to 1.08	4,429,243	(0.39)	0.30 to 0.75	(16.50) to (16.05)
2001	1,850,511	1.28 to 1.29	2,378,185	(0.43)	0.30 to 0.75	(1.11) to (0.66)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Money Division
2005	9,470,144	$1.23 to $1.43	$11,291,985	2.74%	0.30% to 0.75%	2.10% to 2.55%
2004	21,261,523	1.21 to 1.39	24,941,893	0.97	0.30 to 0.75	0.23 to 0.68
2003	24,329,314	1.14 to 1.38	29,446,943	0.80	0.30 to 0.75	0.04 to 0.49
2002	35,027,179	1.13 to 1.37	44,477,532	0.97	0.30 to 0.75	0.00 to 72.00
2001	26,451,394	1.12 to 1.36	32,601,887	3.01	0.30 to 0.75	3.10 to 3.55

Oppenheimer Strategic Bond Division
2005	6,990,197	1.13 to 1.50	10,636,966	4.19	0.25 to 1.00	1.65 to 2.41
2004	5,791,920	1.11 to 1.46	8,791,997	4.72	0.25 to 1.00	7.59 to 8.40
2003	5,139,985	1.03 to 1.83	7,480,486	5.60	0.25 to 1.15	3.13 to 17.78
2002	4,889,280	1.10 to 1.56	6,407,010	8.10	0.25 to 0.75	6.64 to 7.18
2001	5,728,746	1.03 to 1.45	7,678,691	5.53	0.25 to 0.75	4.06 to 4.58

Panorama Growth Division
2005	1,454,955	0.88 to 0.90	1,305,890	1.61	0.60 to 0.75	5.62 to 5.78
2004	1,394,609	0.83 to 0.85	1,188,894	1.02	0.60 to 0.75	8.38 to 8.54
2003	1,514,397	0.76 to 0.79	1,190,482	1.12	0.60 to 0.75	25.86 to 26.05
2002	1,628,442	0.61 to 0.63	1,014,436	0.21	0.60 to 0.75	(19.72) to (19.57)
2001	1,547,416	0.75 to 0.78	1,199,006	0.44	0.60 to 0.75	(11.36) to (11.21)

Panorama Total Return Division
2005	883,033	1.04 to 1.11	976,855	2.71	0.60 to 0.75	4.00 to 4.15
2004	1,075,988	0.99 to 1.06	1,144,611	1.99	0.60 to 0.75	8.65 to 8.81
2003	1,101,152	0.91 to 0.98	1,078,249	3.34	0.60 to 0.75	20.19 to 20.37
2002	1,446,958	0.76 to 0.81	1,159,819	2.60	0.60 to 0.75	(15.20) to (15.05)
2001	1,387,287	0.89 to 0.96	1,311,147	3.41	0.60 to 0.75	(7.69) to (7.54)

Scudder VIT Small Cap Index Division
2005	3,728,581	1.26 to 1.35	5,138,270	0.61	0.25 to 1.00	3.23 to 4.00
2004	3,249,324	1.22 to 1.29	4,323,531	0.41	0.25 to 1.00	16.59 to 17.46
2003	2,617,934	1.04 to 1.40	2,976,472	0.76	0.25 to 1.15	4.47 to 46.06
2002	1,382,472	0.75 to 0.79	1,076,016	0.59	0.25 to 0.75	(21.18) to (20.78)
2001	387,219	0.95 to 1.00	376,515	10.63	0.25 to 0.55	1.31 to 1.81

T. Rowe Price Blue Chip Growth Division
2005	1,592,328	1.20 to 1.38	2,160,104	0.14	0.25 to 1.00	4.89 to 5.67
2004	806,923	1.14 to 1.31	1,039,044	0.85	0.25 to 1.00	7.60 to 8.41
2003	280,707	1.06 to 1.21	335,792	0.31	0.55 to 1.15	6.17 to 20.61

T. Rowe Price Equity Income Division
2005	3,234,003	1.26 to 1.46	4,635,938	1.75	0.25 to 1.00	2.89 to 3.66
2004	1,449,917	1.22 to 1.41	2,014,809	1.88	0.25 to 1.00	13.78 to 14.63
2003	406,804	1.08 to 1.23	496,163	1.57	0.25 to 1.15	7.63 to 22.71

T. Rowe Price Limited-Term Bond Division
2005	314,012	1.30	407,067	3.56	0.60	1.14
2004	236,250	1.28	302,805	3.28	0.60	0.50
2003	231,241	1.28	294,914	3.97	0.60	3.66
2002	122,868	1.23	151,171	4.33	0.60	4.82
2001	184,151	1.17	216,197	4.81	0.60	7.87

T. Rowe Price Mid-Cap Growth Division
2005	24,195,582	1.38 to 1.46	39,403,524	-	0.25 to 1.00	13.60 to 14.45
2004	23,243,032	1.22 to 1.27	33,394,627	-	0.25 to 1.00	17.17 to 18.05
2003	20,748,660	1.01 to 1.55	25,715,635	-	0.25 to 1.15	3.93 to 38.21
2002	15,780,021	0.73 to 1.12	14,304,655	(0.56)	0.25 to 0.75	(22.00) to (21.45)
2001	11,137,534	0.94 to 1.43	13,488,959	(0.50)	0.25 to 0.75	(1.67) to (1.17)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price New America Growth Division
2005	1,341,066	$0.90 to $1.09	$1,237,855	-%	0.30% to 0.75%	3.69% to 4.16%
2004	1,034,953	0.87 to 1.04	920,851	0.06	0.30 to 0.75	10.06 to 10.55
2003	772,165	0.79 to 0.94	627,164	-	0.30 to 0.75	34.10 to 34.70
2002	708,570	0.59 to 0.70	430,066	(0.68)	0.30 to 0.75	(29.06) to (28.61)
2001	616,681	0.83 to 0.98	527,626	1.03	0.30 to 0.75	(12.72) to (12.27)

Templeton Foreign Securities Division
2005	5,016,877	1.20 to 1.37	6,049,274	1.18	0.25 to 1.00	9.07 to 9.89
2004	3,916,257	1.09 to 1.25	4,303,349	1.03	0.25 to 1.00	17.35 to 18.23
2003	2,919,234	0.91 to 1.32	2,719,055	1.69	0.25 to 1.15	6.75 to 32.05
2002	1,882,949	0.69 to 0.74	1,329,541	0.91	0.25 to 0.75	(19.17) to (18.76)
2001	1,021,957	0.86 to 0.88	887,171	21.93	0.25 to 0.55	(16.62) to (16.21)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

B.	Separate Account I assesses charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.34 per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Annual Rate: 0.25% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

Loan Interest Rate Expense Charge	0.00% - 3.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
These charges are assessed through a redemption of units.
A. Additional Insurance	$0.01 to $83.33 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

B. Disability Benefit	$0.01 to $0.266 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

C. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

D. Other Insured	$0.00 to $83.33 per $1,000 of insurance risk

E. Waiver of Monthly Charges	$0.01 to $0.349 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount

F. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified benefit amount

G. Accidental Death Benefit	$0.06591- $0.12929 per $1,000 of coverage

H. Death Benefit Guarantee	$0.01 per $1,000 of face amount

I. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

J. Estate Protection	$0.00 to $23.03 per $1,000 of insurance risk

K. Survivorship Term	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $0.07 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2005 and 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended. In our opinion, the Company’s financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of statutory accounting practices as described in Note 2.

/s/ KPMG LLP

February 24, 2006

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2005	2004
	(In Millions)
Assets:

Bonds	$37,263	$38,493
Common stocks	961	969
Mortgage loans	8,556	8,805
Policy loans	7,284	6,912
Real estate	1,298	1,485
Other investments	7,034	5,392
Cash, cash equivalents and short-term investments	3,884	2,296

Total invested assets	66,280	64,352

Accrued investment income	668	747
Other assets	1,171	1,113

Total assets excluding separate accounts	68,119	66,212

Separate account assets	32,575	29,375

Total assets	$100,694	$95,587

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2005	2004
	(In Millions)
Liabilities:

Policyholders’ reserves	$52,896	$50,744
Deposit fund balances	4,339	5,047
Policyholders’ dividends	1,172	1,016
Policyholders’ claims and other benefits	258	242
Federal income taxes	69	339
Asset valuation reserves	1,466	1,140
Other liabilities	1,902	2,009

Total liabilities excluding separate accounts	62,102	60,537

Separate account liabilities	31,904	28,759

Total liabilities	94,006	89,296

Policyholders’ contingency reserves	6,688	6,291

Total liabilities and policyholders’ contingency reserves	$100,694	$95,587

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Revenue:

Premium income	$11,854	$12,500	$12,152
Net investment income	4,022	3,838	3,870
Fees and other income	343	311	257

Total revenue	16,219	16,649	16,279

Benefits and expenses:

Policyholders’ benefits and payments	9,531	7,795	7,110
Addition to policyholders’ reserves and funds	3,498	5,827	6,105
Operating expenses	914	1,112	863
Commissions	488	520	548
State taxes, licenses and fees	111	107	113

Total benefits and expenses	14,542	15,361	14,739

Net gain before dividends and federal income taxes	1,677	1,288	1,540

Dividends to policyholders	1,155	996	1,098

Net gain from operations before federal income taxes	522	292	442

Federal income tax expense (benefit)	73	132	(122)

Net gain from operations	449	160	564

Net realized capital gains (losses)	214	137	(190)

Net income	$663	$297	$374

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,291	$6,282	$6,105

Increase (decrease) due to:
Net income	663	297	374
Change in net unrealized capital gains	209	120	249
Change in net unrealized foreign exchange capital gains (losses)	84	39	(129)
Change in asset valuation reserves	(326)	(252)	(398)
Change in non-admitted assets	(193)	(246)	(238)
Change in reserve valuation basis	11	6	—
Change in net deferred income taxes	29	59	81
Issuance of surplus notes	—	—	250
Prior period disability reserve adjustment	(61)	—	—
Other	(19)	(14)	(12)

Net increase	397	9	177

Policyholders’ contingency reserves, end of year	$6,688	$6,291	$6,282

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Cash flows from operations:
Premium and other income collected	$12,180	$12,871	$12,404
Net investment income	3,828	3,890	3,679
Benefit payments	(9,303)	(7,630)	(7,125)
Net transfers to separate accounts	(1,458)	(3,327)	(2,706)
Federal and foreign income taxes (paid) recovered	(340)	85	(110)
Commissions and other expenses paid	(1,510)	(1,770)	(1,402)
Dividends paid to policyholders	(999)	(1,100)	(1,180)

Net cash from operations	2,398	3,019	3,560

Cash flows from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	21,679	11,699	12,299
Common stocks	747	539	475
Mortgage loans	2,743	1,978	1,504
Real estate	240	703	198
Other	595	802	591

	26,004	15,721	15,067

Cost of investments acquired:
Bonds	(20,313)	(17,421)	(16,857)
Common stocks	(621)	(591)	(397)
Mortgage loans	(2,459)	(3,159)	(2,070)
Real estate	(4)	(302)	(318)
Other	(2,141)	(1,180)	(1,254)

	(25,538)	(22,653)	(20,896)
Net increase in policy loans	(373)	(348)	(310)

Net cash from investments	93	(7,280)	(6,139)

Cash flows from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(771)	994	560
Surplus notes	—	—	250
Other cash provided (applied)	(132)	(972)	126

Net cash from financing and other sources	(903)	22	936

Net change in cash, cash equivalents and short-term investments	1,588	(4,239)	(1,643)
Cash, cash equivalents and short-term investments, beginning of year	2,296	6,535	8,178

Cash, cash equivalents and short-term investments, end of year	$3,884	$2,296	$6,535

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investment management, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, other than domestic life insurance companies, variable interest entities and certain controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas GAAP would report these recoverables as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses, minimum pension liability, and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately; and (o) certain group annuity and variable universal life contracts which do not pass through all investment gains to contract holders are maintained in the separate accounts, whereas GAAP reports these contracts in the general account assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2005, 2004 and 2003, the Company had no permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit fund balances, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2004 balances have been reclassified to conform to the current year presentation. During 2005, the Company implemented a new disability income active life reserve system. As a result, the Company recorded a prior period disability reserve adjustment. The active life reserves increased $52 million and the disabled life reserves increased $9 million, and these increases were recorded as a change to policyholders’ contingency reserves in accordance with Statutory Statement of Accounting Principles (“SSAP”) No. 3 “Accounting for Changes and Corrections of Errors.”

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

Asset-backed and mortgage-backed bonds and structured securities are valued at amortized cost using the interest method with estimates of future prepayments at the date of purchase obtained from independent sources; changes in prepayment speeds and estimated cash flows are updated quarterly and primarily accounted for using the prospective yield adjustment method. Prior to 2005, the retrospective yield adjustment method was used. The cumulative effect of this change in method as of January 1, 2005 was immaterial. Certain high quality asset-backed, mortgage-backed and structured securities are still accounted for using the retrospective yield adjustment method. The cost basis of asset–backed and mortgage-backed bonds and structured securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

The carrying values of bonds and mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) its near term intent to sell; (b) its contractual and regulatory obligations; and (c) the investments’ forecasted recovery in value. The Company conducts a quarterly management review that includes all bonds in default or not-in-good standing as well as securities valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

c.	Common stocks

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) its ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers not-in-good standing as well as common stocks valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other than temporary impairments. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in policyholders’ contingency reserves.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The majority of policy loans are variable rate loans adjusted annually. The carrying value for policy loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included as a component of net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stocks of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with the change in unrealized capital gains and losses recorded in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings adequate to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition, and other market factors. Distributions, not deemed to be a return of capital, are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in policyholders’ contingency reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks of unconsolidated subsidiaries are accounted for using the equity method with the change in unrealized capital gains and losses recorded in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”), at its underlying GAAP net equity, adjusted for certain non-admitted assets. Distributions by MMHLLC are recorded in net investment income to the extent that distributions are received by the Company. Distributions to the Company are limited to MassMutual’s equity in MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income.

The Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral is less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The estimated fair values for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

i.	Securities lending

The Company participates in a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include treasury securities, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time without penalty.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to 10 years for leasehold improvements and three to 10 years for all other fixed assets. Most unamortized software and office equipment are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, unamortized software, the prepaid pension plan asset, the interest maintenance reserve in a net asset position, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position with an offsetting adjustment to policyholders’ contingency reserves.

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect three categories of risk assumption: pass-through separate accounts, for which the policyholder assumes the investment risk; separate accounts for which the Company contractually guarantees either a minimum death, accumulation or income benefit to the policyholder; and separate accounts containing interest guarantee provisions. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company may transfer investments to seed separate investment accounts. Investments transferred to separate accounts are transferred at the fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology and the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables.

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The same reserve methods applied to standard policies are used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $27,595 million and $30,930 million of insurance in force at December 31, 2005 and 2004, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division and the Department.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death, accumulation and income benefits. The liabilities for guaranteed minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income benefits (“GMIB”) are included in policyholders’ reserves and the related changes in the liabilities are included in policyholders’ benefits.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value. For a life contract, a decrease in interest credited to the policyholder causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

A GMAB is a living benefit that provides the contract holder with a guaranteed minimum contract value at a specified time after its inception. If the account value is below that guarantee at the end of the specified period, it is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are 10 and 20 years. The 10 year variant may be reset annually after an initial two year period; resetting the benefit restarts the 10 year waiting period. In general the GMAB requires a guaranteed term selection and adherence to limitations required by an approved asset allocation strategy.

A GMIB is a living benefit that provides the contract holder with a guaranteed minimum annuitization value. The GMIB would be beneficial to the contract holder if the contract holder’s account value is lower than the GMIB value at the time of annuitization.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with Actuarial Guideline 34 and 37, respectively. The GMAB and GMIB reserves are valued in accordance with Actuarial Guideline 39.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

o.	Deposit fund balances

Reserves for funding agreements, dividend accumulations, premium deposit funds and investment-type contracts such as supplementary contracts and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends expected to be paid in the following year are approved annually by MassMutual’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statement of Income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in policyholders’ contingency reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the liabilities related to collateral held on derivatives contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 65% and 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2005 and 2004, respectively.

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 02-07, Definition of Phrase ‘Other Than Temporary,’ with an effective date of December 2005. INT 02-07 provides clarifying language for the recognition of interest related impairments. Adoption of this guidance did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” SSAP No. 33 “Securitization,” and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 did not have a material impact on the Company’s statutory financial condition or results of operations.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities,” and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 caused a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of certain subsidiaries. Changes resulting from the adoption of this statement were accounted for as a change in accounting principle to policyholders’ contingency reserves.

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued INT 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of accounting standards

In June 2005, the NAIC issued SSAP No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. An impairment loss shall be recognized only if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. A change resulting from the adoption of this statement shall be accounted for as a change in accounting principle in accordance with SSAP No. 3. The Company does not expect adoption of this statement to have a material impact on its financial condition or results of operation.

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006, and with early adoption permitted. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” Adoption of this statement in 2006 is expected to result in approximately a $20 million reduction in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U.S. government corporations and agencies	$7,119	$489	$18	$7,590
Debt securities issued by foreign governments	65	23	—	88
Asset-backed securities	2,081	49	4	2,126
Mortgage-backed securities	10,589	92	105	10,576
State and local governments	78	3	1	80
Corporate debt securities	14,607	532	113	15,026
Utilities	1,393	64	10	1,447
Affiliates	1,331	3	3	1,331

	$37,263	$1,255	$254	$38,264

At December 31, 2005, non-guaranteed obligations of agencies and authorities of governments and their political subdivisions included in the categories above were:

	Carrying Value	Fair Value
Mortgage-backed securities	$3,265	$3,259
State and local governments	43	46

	$3,308	$3,305

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These securities are primarily investments with the Federal Home Loan Mortgage Association, the Government National Mortgage Association, and Federal National Mortgage Association.

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2005		2004
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($In Millions)
1	Aaa/Aa/A	$24,773	66%	$25,277	65%
2	Baa	8,954	24	10,280	27
3	Ba	1,610	4	1,417	3
4	B	1,445	4	1,097	3
5	Caa and lower	266	1	200	1
6	In or near default	215	1	222	1

	Total	$37,263	100%	$38,493	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2005 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$702	$705
Due after one year through five years	6,824	6,999
Due after five years through 10 years	7,914	8,097
Due after 10 years	9,078	9,686

	24,518	25,487
Asset and mortgage-backed securities	12,745	12,777

	$37,263	$38,264

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Proceeds from sales	$12,762	$3,700	$4,465
Gross realized capital gains	105	84	195
Gross realized capital losses	138	114	222

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2005, 2004 and 2003 were $58 million, $62 million and $157 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2005 and 2004, the Company had $57 million and $31 million, respectively, of these unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds and foreign currency fluctuations recorded as changes in net unrealized capital gains and changes in net unrealized foreign exchange capital gains, respectively, on the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,044	$16	161	$57	$2	36
Debt securities issued by foreign governments	2	—	1	1	—	1
Asset-backed securities	348	7	57	70	2	16
Mortgage-backed securities	4,866	68	195	1,054	37	95
State and local governments	28	—	3	4	—	1
Corporate debt securities	4,132	124	596	985	41	166
Utilities	418	7	62	98	4	20
Affiliates	41	1	2	48	2	2

	$10,879	$223	1,077	$2,317	$88	337

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses at December 31, 2005 were caused by interest rate increases and for mortgage-backed and corporate debt securities were partially offset by the underlying quality improvement related to strengthening economic conditions. For U.S. Treasury

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

securities and obligations of U.S. government, corporations and agencies, the contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. For mortgage-backed securities which were greater than 12 months duration, of the $37 million in unrealized losses less than $1 million were below an investment grade rating. The contractual cash flows of the majority of these securities are guaranteed by Federal National Mortgage Association. It is expected that the securities would not be settled at a price less than the amortized cost of the investment. For corporate debt securities which were greater than 12 months duration, of the $41 million in unrealized losses all except $12 million carried an investment grade rating. Based upon the Company’s impairment review process, the decline in the value of these investments is not considered to be other-than-temporary.

The Company is not exposed to any significant concentrations of credit risk from a non-governmental issuer.

b.	Common stocks

The cost and carrying value of common stocks were as follows:

	December 31,
	2005	2004
	(In Millions)
Cost	$697	$700
Gross unrealized gains	299	305
Gross unrealized losses	(35)	(36)

Carrying value	$961	$969

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$160	$138	$91
Gross realized capital losses	32	21	44

Other-than-temporary impairments on common stocks were $18 million, $9 million and $26 million during the years ended December 31, 2005, 2004 and 2003, respectively, and were included in realized capital losses.

The investments in common stocks included holdings in 215 issuers in an unrealized loss position with a fair value of $139 million including unrealized losses of $33 million, of which $16 million were greater than 12 months. In 2004, investments in common stocks included holdings in 185 issuers with a fair value of $69 million including unrealized losses of $36 million, of which $15 million were greater than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities is not considered to be other-than-temporary.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

At December 31, 2005 and 2004, the Company had a carrying value of $210 million and $236 million, respectively, of common stocks in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issuer.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,556 million and $8,805 million, net of valuation allowances of $5 million and $10 million, at December 31, 2005 and 2004, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2005 and 2004.

At December 31, 2005, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2006	$571
2007	321
2008	635
2009	550
2010	775
Thereafter	3,650

Commercial mortgage loans	6,502
Residential mortgage loan pools	2,054

Total mortgage loans	$8,556

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 3.9% to 14.7% and from 2.9% to 14.7% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on commercial loans was 6.5% and 6.7% at December 31, 2005 and 2004, respectively. The lending rates on the mezzanine loan portfolio ranged from 7.0% to 20.0% and from 8.8% to 18.6%% for the years ended December 31, 2005 and 2004, respectively. The weighted average lending rate on mezzanine commercial loans was 11.5% and 11.7% at December 31, 2005 and 2004, respectively. During 2005, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 4.7% to 8.0%, and mezzanine loan lending rates ranged from 7.0% to 20.0%.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% at December 31, 2005 and 2004. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% at December 31, 2005 and 2004.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$65	$—	$2
Gross realized capital losses	2	4	4

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2005 and 2003, respectively. Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses.

At December 31, 2005, the Company had no restructured loans. At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2005 and 2004.

The balance in the valuation allowance at December 31, 2005 and 2004 was $5 million and $10 million, respectively. The changes in the provision are recorded through policyholders’ contingency reserves.

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	December 31,
	2005	2004
	(In Millions)
Impaired mortgage loans with valuation allowance	$13	$58
Less valuation allowances on impaired loans	(5)	(10)

Net carrying value of impaired mortgage loans	$8	$48

The average recorded investment in impaired mortgage loans was $13 million and $93 million for the years ended December 31, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million, $5 million, and $8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans with a carrying value of $13 million had interest of $1 million that was 180 days past due at December 31, 2005. There were no mortgage loans with interest that was 180 days past due at December 31, 2004.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2005	2004
	(In Millions)
California	$1,419	$1,203
Texas	471	529
Massachusetts	397	389
Florida	321	271
New York	313	391
Washington	267	140
All other states and countries	3,314	3,336

Commercial mortgage loans	6,502	6,259
Residential mortgage loan pools	2,054	2,546

Total mortgage loans	$8,556	$8,805

Geographic concentration is considered prior to the purchase of residential mortgage loan pools and there are no material concentration risks relative to policyholders’ contingency reserves with these pools.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2005	2004
	(In Millions)
Held for the production of income	$1,870	$2,119
Accumulated depreciation	(602)	(623)
Encumbrances	(180)	(206)

Held for the production of income, net	1,088	1,290

Held for sale	158	123
Accumulated depreciation	(88)	(30)

Held for sale, net	70	93

Occupied by the Company	201	213
Accumulated depreciation	(61)	(111)

Occupied by the Company, net	140	102

Total real estate	$1,298	$1,485

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate, consisting primarily of land, was $13 million and $16 million at December 31, 2005 and 2004, respectively. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2005. None of the properties which were non-income producing real estate were under construction or major renovation at December 31, 2004.

Depreciation expense on real estate was $93 million, $103 million and $107 million for the years ended December 31, 2005, 2004 and 2003, respectively.

In 2005 the Company sold real estate with a fair value of $225 million into a real estate separate account offered to contract holders and recognized a gain of $117 million related to this sale. In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. As of December 31, 2005 and 2004 the Company had a deferred gain of $152 million and $159 million, respectively, related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$158	$146	$13
Gross realized capital losses	16	23	4

Impairments on real estate were $9 million and $2 million for the years ended December 31, 2005 and 2004, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stocks of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2005	2004
	(In Millions)
Partnerships and LLCs	$2,635	$1,829
Derivative financial instruments	1,274	1,478
MassMutual Holding, LLC	1,713	809
Common stocks of other unconsolidated subsidiaries and affiliates	1,279	1,112
Preferred stocks	132	161
Other	1	3

Total	$7,034	$5,392

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Gross realized capital gains	$44	$28	$24
Gross realized capital losses	34	65	33

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2005, 2004 and 2003 were $27 million, $49 million and $32 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$2,286	$2,089	$1,966
Common stocks	51	30	20
Mortgage loans	585	578	530
Policy loans	524	507	505
Real estate	252	280	290
Derivative financial instruments	269	373	451
Cash, cash equivalents and short-term investments	130	111	132
Other investments	378	266	303

Subtotal investment income	4,475	4,234	4,197
Amortization of IMR	(24)	34	117
Net gain from separate accounts	26	11	—
Less investment expenses	(455)	(441)	(444)

Net investment income	$4,022	$3,838	$3,870

g.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Bonds	$(33)	$(30)	$(27)
Common stocks	128	117	47
Mortgage loans	63	(4)	(2)
Real estate	142	123	9
Derivative financial instruments	(219)	(28)	(214)
Other investments	23	(39)	(56)
Federal and state taxes	1	(21)	—

Net realized capital gains (losses) before deferral to IMR	105	118	(243)

Net losses deferred to IMR	168	28	82
Less taxes	(59)	(9)	(29)

Net after tax losses deferred to IMR	109	19	53

Net realized capital gains (losses)	$214	$137	$(190)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net realized gains and losses on derivatives financial instruments by type are as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Interest rate swaps	$(120)	$(75)	$(318)
Currency swaps	(10)	2	—
Options	(50)	(58)	(23)
Forward commitments	(20)	116	222
Financial futures	(19)	(13)	(95)

Total	$(219)	$(28)	$(214)

h.	Securities lending

As of December 31, 2005 and 2004, securities with a fair value of $745 million and $2,026 million respectively, were on loan. Collateral, in the form of securities, of $768 million and $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2005 and 2004 respectively.

i.	Repurchase and reverse repurchase agreements

At December 31, 2005 and 2004, the Company had repurchase agreements outstanding with a total carrying value of $37 million and $28 million, respectively. At December 31, 2005, the maturities of these agreements ranged from January 6, 2006 through January 13, 2006 while the interest rate was 4.4%. The outstanding amount at December 31, 2005 and 2004 was collateralized by bonds with a fair value of $37 million and $28 million, respectively.

At December 31, 2005 and 2004, the Company had reverse repurchase agreements outstanding with total carrying values of $244 million and $52 million, respectively. At December 31, 2005, the maturities of these agreements ranged from January 6, 2006 through March 9, 2006, while the interest rates ranged from 4.3% to 4.6%. The outstanding amounts at December 31, 2005 and 2004 were collateralized by bonds with a fair value of $245 million and $51 million respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These combined investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset, equity and credit default

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks primarily related to funding agreements.

Credit default swaps allow for transferring the credit exposure of fixed income products between parties. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. The Company may use credit default swaps to reduce exposure to a particular issuer, or add exposure to an issuer.

Asset swaps allow for a fixed investment such as a bond with guaranteed coupon payments to be swapped for a floating investment such as an index.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2005 and 2004, the Company held collateral of $1,100 million and $1,358 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $154 million and $152 million at December 31, 2005 and 2004, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$756	$30,046	$8	$1,397
Currency swaps	281	1,263	74	324
Asset, equity and credit default swaps	(1)	529	—	—
Options	228	9,146	—	—
Interest rate caps and floors	—	1,059	—	—
Forward commitments	10	1,545	3	50
Financial futures - short positions	—	530	—	—

Total	$1,274	$44,118	$85	$1,771

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,006	$2	$247
Currency swaps	378	1,040	68	264
Asset, equity and credit default swaps	1	291	—	—
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures - short positions	—	64	—	—
Financial futures - long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2005	2004
	(In Millions)
Open interest rate swaps in a fixed receive position	$15,256	$14,341
Open interest rate swaps in a fixed pay position	9,500	7,472
Other interest related swaps	6,687	440

Total interest rate swaps	$31,443	$22,253

6.	Fair value of financial instruments

The fair value disclosures below may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$37,263	$38,264	$38,493	$40,069
Common stocks	961	961	969	969
Preferred stocks	132	144	161	170
Mortgage loans	8,556	8,740	8,805	9,152
Policy loans	7,284	7,284	6,912	6,912
Derivative financial instruments	1,274	1,274	1,478	1,478
Cash, cash equivalents and short-term investments	3,884	3,884	2,296	2,296

Financial liabilities:
Derivative financial instruments	85	85	76	76
Funding agreements	2,971	2,992	3,651	3,741
Investment-type insurance contracts	11,072	10,989	11,150	11,193

As of December 31, 2005, external vendors and broker quotations were the pricing sources for 71% of bond securities and internal models were the pricing sources for 29% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed and purchased software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $141 million and $143 million, net of accumulated depreciation of $317 million and $274 million, at December 31, 2005 and 2004, respectively. Depreciation expense on fixed assets for the years ended December 31, 2005, 2004 and 2003 was $55 million, $59 million and $63 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2005:

Issue Year	Amount	Interest Rate	Maturity Date
	(In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division. Surplus notes are included in policyholders’ contingency reserves.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $41 million and $34 million was approved and paid in 2005, 2004 and 2003, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of these contracts and arrangements related to unconsolidated subsidiaries and affiliates were $167 million, $151 million and $155 million for 2005, 2004 and 2003, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $100 million in 2005, $113 million in 2004 and $121 million in 2003.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. The agreement with Babson Capital was discontinued during 2004. For the years ended December 31, 2005, 2004 and 2003 revenue of $16 million, $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Fees incurred for such services were $160 million, $147 million and $132 million for 2005, 2004 and 2003, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $11 million, $9 million and $8 million for 2005, 2004 and 2003, respectively.

In 2003 and 2005, the Company entered into modified coinsurance agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under these agreements was $67 million, $40

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

million and $41 million for the years ended December 31, 2005, 2004 and 2003, respectively. Commissions included $36 million, $6 million and $40 million of expense allowances on reinsurance ceded in 2005, 2004 and 2003, respectively. Total policyholders’ benefits assumed were $20 million, $14 million and $12 million in 2005, 2004 and 2003, respectively. Modified coinsurance adjustments of $32 million, $16 million and $17 million were paid by the Company in 2005, 2004 and 2003, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $114 million, $168 million and $239 million in 2005, 2004 and 2003, respectively. Commissions included $26 million, $86 million and $104 million of expense allowances in 2005, 2004 and 2003, respectively. Total policyholders’ benefits incurred on these agreements were $75 million, $92 million and $62 million in 2005, 2004 and 2003, respectively. Modified coinsurance adjustments of $47 million, $40 million and $37 million were recorded from Bay State and C.M. Life in 2005, 2004 and 2003, respectively. Experience refunds of $7 million, $16 million and $16 million were paid to Bay State and C.M. Life in 2005, 2004 and 2003, respectively. In 2004, the Company discontinued its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $88 million, $118 million and $117 million in 2005, 2004 and 2003, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of less than $1 million as of December 31, 2005 and 2004, respectively, and received commissions of $1 million, $5 million and $9 million from C.M. Life for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company had outstanding amounts due to Babson Capital of $25 million at 4.0% and $23 million at 4.5%, and to Cornerstone Real Estate Advisers LLC of $5 million at 4.0 % and $4 million at 4.5% at December 31, 2005 and 2004, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million for the years ended December 31, 2005 and 2004.

10.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. In addition to reinsurance on a portion of its life business, the Company also reinsures all of its long-term care business and a small portion of its disability business. The amounts reinsured are on a yearly renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $912 million assuming no return of other assets from the reinsurer to the Company upon termination of these agreements.

Premium ceded to unaffiliated insurers were $436 million, $378 million and $328 million and reinsurance recoveries were $215 million, $166 million and $187 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amounts recoverable from reinsurers were $78 million and $50 million as of December 31, 2005 and 2004, respectively. At December 31, 2005, one reinsurer accounted for 33% of the outstanding reinsurance recoverable and the next largest reinsurer had 18% of the balance.

Reserves ceded to unaffiliated insurers were $1,068 million and $928 million as of December 31, 2005 and 2004, respectively. Of these reserves, the amounts associated with life policies for mortality and other related risks totaled $801 million and $708 million as of December 31, 2005 and 2004, respectively. The remaining balance relates to long-term care and disability policies.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, a subsidiary of C.M. Life which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of other subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities.

For domestic life insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $448 million at December 31, 2005 is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2006.

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in these operations.

In 2005, 2004 and 2003, the Company contributed additional paid-in capital of $517 million, $30 million and $256 million, respectively, to its subsidiaries including MMHLLC. During the first quarter of 2005, MMHLLC purchased Baring Asset Management. During 2005, the Company contributed capital to MMHLLC to establish a new monoline financial guaranty insurance company. During the fourth quarter of 2005, MMHLLC completed the sale of Antares Capital Corporation (“Antares”) and as a result MMHLLC, with a portion of the proceeds of the sale, paid down debt owed to the Company.

In 2005, 2004 and 2003, the Company received $100 million, $100 million and $150 million, respectively, in distributions from MMHLLC. The carrying value of MMHLLC was $1,713 million and $809 million at December 31, 2005 and 2004, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $1,038 million and $2,493 million at December 31, 2005 and 2004, respectively. The Company recorded interest income on MMHLLC debt of $72 million, $88 million and $132 million in 2005, 2004 and 2003, respectively. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$1,367	$2,295	$1,946
Net income	137	72	105
Assets	13,544	13,299	11,690
Liabilities	12,892	12,680	11,081

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for the other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2005	2004	2003
	(In Millions)
Total revenue	$5,029	$4,214	$3,230
Net income	693	342	274
Assets	27,577	19,608	14,824
Liabilities	24,875	18,042	13,557

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$27,893	2.5% - 6.0%	$26,936	2.5% - 6.0%
Group annuities	9,020	2.3% - 11.3%	9,006	2.3% - 11.3%
Group life	8,696	2.5% - 4.5%	7,973	2.5% - 4.5%
Individual annuities	2,808	2.3% - 11.3%	2,617	2.3% - 11.3%
Disabled life claim reserves	1,660	3.5% - 6.0%	1,591	3.0% - 6.0%
Individual universal and variable life	1,448	3.5% - 6.0%	1,136	3.5% - 6.0%
Guaranteed investment contracts	669	2.5% - 13.0%	819	2.5% - 13.0%
Disability active life reserves	549	3.5% - 6.0%	513	3.0% - 6.0%
Other	153	2.5% - 4.5%	153	2.5% - 4.5%

Total	$52,896		$50,744

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale. As of December 31, 2005, approximately $144 million can be surrendered with a market-value adjustment. At December 31, 2005, the Company’s GICs maturity schedule was as follows:

(In Millions)
2006	$122
2007	139
2008	115
2009	279
2010	8
Thereafter	6

Total	$669

b.	Deposit fund balances

The following table summarizes deposit fund balances and the range of interest rates by type of product ($ in millions):

	December 31,
	2005		2004
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$2,971	2.6% - 10.2%	$3,651	1.2% - 10.2%
Supplementary contracts	624	2.5% - 8.0%	631	2.5% - 8.0%
Dividend accumulations	604	4.3% - 4.6%	614	4.6% - 5.1%
Other	140	4.0% - 8.0%	151	4.0% - 5.0%

Total	$4,339		$5,047

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by these unconsolidated affiliated trusts are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic and international non-qualified market. In general, the terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to economically eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2005, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

At December 31, 2005, the Company’s maturity schedule for funding agreements was as follows:

(In Millions)
2006	$767
2007	520
2008	307
2009	450
2010	206
Thereafter	721

Total	$2,971

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated cost of paying claims under individual disability and long term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2005	2004
	(In Millions)
Claim reserves, beginning of year	$1,722	$1,642
Less reinsurance recoverables	(98)	(79)

Net claim reserves, beginning of year	1,624	1,563

Claims paid related to:
Current year	(15)	(7)
Prior years	(242)	(240)

Total claims paid	(257)	(247)

Incurred related to:
Current year’s incurred	197	173
Current year’s interest	5	4
Prior years’ incurred	59	58
Prior years’ interest	76	73

Total incurred	337	308

Net claim reserves, end of year	1,704	1,624
Plus reinsurance recoverables	88	98

Claim reserves, end of year	$1,792	$1,722

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends and include $8 million and $19 million of prior period corrections recorded to policyholders’ contingency reserves.

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2005	2004
	(In Millions)
Disabled life claim reserves	$1,660	$1,591
Accrued claim liabilities	44	33

Net claim reserves, end of year	$1,704	$1,624

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death, accumulation and income benefits on annuity and variable universal life contracts:

	Annuity			Life	Total
	GMDB	GMAB	GMIB	GMDB
	(In Millions)
December 31, 2005	$3	$4	$7	$20	$34
December 31, 2004	3	2	3	2	10

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death, accumulation and income benefits classified as policyholders’ reserves and separate accounts. Net amount at risk is defined as the seriatim total of the minimum guarantee less the account value, but not less than zero.

	December 31, 2005			December 31, 2004
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$6,049	$65	59	$5,535	$91	58
GMAB	507	—	N/A	335	—	N/A
GMIB	1,017	1	59	636	—	53

Account balances of annuity contracts with GMDB guarantees invested in separate accounts were $5,131 million and $4,532 million at December 31, 2005 and 2004, respectively. In addition to the amount invested in separate account investment options, $918 million and $1,003 million of account balances of annuity contracts with GMDB guarantees were invested in general account investment options at December 31, 2005 and 2004, respectively.

The Company sells universal life and variable universal life type contracts with and without certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2005 and 2004, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $397 million and $279 million, respectively.

The determination of the GMDB claim reserves is based on Actuarial Guideline 34 and 37. Reserves for GMAB and GMIB are based on Actuarial Guideline 39.

GMDB benefits will be paid on death, which we generally expect between ages 60 and 90. GMAB benefits will be paid either 10 or 20 years from their election dependent on the terms of the benefit. GMIB benefits are generally expected to be initiated between ages 60 and 80; the Company does not expect significant elections after age 80 as the benefit accumulation ceases at that time.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $70 million, $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $20 million, $21 million and $18 million for the years ended December 31, 2005, 2004 and 2003, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. At December 31, 2005 and 2004, the net unfunded accumulated benefit obligation was $278 million and $247 million, respectively, for employees and agents eligible to retire or currently retired.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables set forth for the pension and postretirement/employee plans: (a) a reconciliation of beginning and ending balances of the benefit obligation or liability of the Company; (b) a reconciliation of beginning and ending balances of the fair value of the plan assets or what the plans have in assets to cover the Company’s obligation; and (c) the funded status of these plans or what the Company currently owes on these plans to meet its obligations. Prepaid and accrued benefit costs are included in other assets and other liabilities, respectively in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,197	$1,126	$258	$282
Service cost	39	34	5	5
Interest cost	70	66	15	15
Medicare prescription direct subsidy	—	—	—	(33)
Actuarial loss	54	32	23	9
Benefits paid	(64)	(61)	(24)	(27)
Contribution by plan participants	—	—	8	7
Plan amendments	—	—	3	—
Change in actuarial assumptions	87	—	—	—

Projected benefit obligation, end of year	$1,383	$1,197	$288	$258

Change in plan assets:
Fair value of plan assets, beginning of year	$1,071	$964	$11	$16
Actual return on plan assets	137	115	—	—
Employer contribution	84	53	15	15
Benefits paid	(64)	(61)	(24)	(27)
Contributions by plan participants	—	—	8	7

Fair value of plan assets, end of year	$1,228	$1,071	$10	$11

Funded status:	$(155)	$(126)	$(278)	$(247)
Unrecognized net actuarial loss	506	451	59	36
Unrecognized prior service cost	—	—	3	—
Remaining net obligation at initial date of application	7	7	37	42
Effect of fourth quarter activity	3	3	3	4

Subtotal net amount recognized	361	335	(176)	(165)
Less assets non-admitted	510	480	—	—

Net amount recognized	$(149)	$(145)	$(176)	$(165)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Amounts recognized in the Statutory
Statements of Financial Position:
Prepaid benefit cost	$503	$473	$—	$—
Intangible assets	7	7	—	—
Less assets non-admitted	510	480	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(196)	(189)	(176)	(165)
Policyholders’ contingency reserves	47	44	—	—

Net amount recognized	$(149)	$(145)	$(176)	$(165)

Projected benefit obligation for:
Vested employees	$1,383	$1,197	$288	$258
Non-vested employees	32	31	40	39

Accumulated benefit obligation for defined benefit plans	$1,301	$1,130

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2005	2004
	(In Millions)
Projected benefit obligation	$211	$197
Accumulated benefit obligation	196	189
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2005 and 2004, which contain the following components:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$39	$34	$5	$5
Interest cost	70	66	15	15
Expected return on plan assets	(80)	(76)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized losses	28	27	1	1

Total net periodic cost	$58	$52	$26	$26

Increase in minimum liability included in policyholders’ contingency reserves	$3	$9	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at December 31, 2005 and 2004 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs are as follows:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.50%	6.00%	5.50%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	6.00%	6.00%	6.00%	6.00%
Long term rate of return on assets	8.00%	8.00%	3.00%	3.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	8.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2010 and 2008, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

The change in the discount rate from 6.00% in 2004 to 5.50% in 2005 is in direct correlation to the change in the Moody’s Aa Corporate Bond rate as of the measurement date of September 30, 2005, which has resulted in an increase in the benefit obligation.

The health care cost trend rate assumption was decreased in 2005 due to favorable claims experience. Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2005:

	One-Percentage Point Increase	One-Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$(1)
Effect on other postretirement benefit obligation	18	(16)

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets at December 31,
Asset Category	Actual 2005	2005 Target Ranges	Actual 2004
Domestic equity	55%	45.0% - 55.0%	54%
International equity	12	7.5% - 12.5%	11
Domestic fixed-income	24	25.0% - 35.0%	27
Alternative investments	9	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2005 and 2004, pension plan assets of $1,238 million and $1,150 million, respectively, were invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans’ weighted-average asset allocations by asset category are as follows:

	Plan Assets at December 31,
Asset Category	2005	2004
Domestic fixed income	45%	50%
Cash and cash equivalents	55	50

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $35 million to meet its expected obligations under its nonqualified pension plans and other postretirement benefit plans in 2006.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2006	$61	$21	$2
2007	64	22	2
2008	67	23	2
2009	70	25	3
2010	73	26	3
2011-2015	437	146	15

The net expense charged to operations for all employee benefit plans was $165 million, $160 million and $132 million for the years ended December 31, 2005, 2004 and 2003, respectively.

c.	Employee compensation plans

A short-term incentive compensation plan exists that is offered to substantially all employees not covered by another incentive plan. Employees are given an annual bonus based on individual and company performance. The costs associated with the short-term incentive compensation plan were recorded by the Company.

Nonqualified deferred compensation plans are offered allowing certain employees to elect to defer a portion of their compensation. Several shadow investment options are available under these plans. The majority of costs associated with the nonqualified deferred compensation plan were recorded by the Company with less than $1 million being recorded by the MMHLLC.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Key employees of the Company have been granted performance units in a long-term incentive compensation plan. Under this plan, performance units are granted at the start of each three year performance period. An individual employee’s participation and/or the number of units granted may vary from one cycle to the next based on performance, impact on organization and relative contribution. Each unit’s value is based on the three year consolidated results for the total enterprise on pre-established goals and measures for each performance cycle. Awards are paid at the completion of each three year performance period and are subject to forfeiture if separation from service occurs for reasons other than retirement, death, disability, divestiture or position elimination. During 2005, 25% of the costs were recorded by MMHLLC with the remainder recorded by the Company. In 2004, 50% of the costs related to the long-term incentive plan were recorded by MMHLLC with the remainder recorded by the Company.

Several key employees of the Company and MMHLLC have been granted special compensation agreements which provide fixed amounts that become vested and payable at retirement. These fixed amounts are invested in several shadow investment options specified by each agreement that allow for additional earnings to be credited based on market performance. During 2005, 98% of the costs related to the special compensation agreements were recorded by MMHLLC with the remainder recorded by the Company. In 2004, 99.9% of the costs were recorded by MMHLLC with the remainder recorded by the Company.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2005	2004
	(In Millions)
Total deferred tax assets	$2,315	$2,246
Total deferred tax liabilities	(1,210)	(1,244)

Net deferred tax asset	1,105	1,002
Deferred tax assets non-admitted	(700)	(607)

Net admitted deferred tax asset	$405	$395

Increase in non-admitted asset	$(93)	$(180)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for incurred tax expense (benefit) on earnings is as follows:

	Years Ended December 31,
	2005	2004	2003
	(In Millions)
Federal income tax expense (benefit)	$63	$122	$(132)
Foreign income tax expense	10	10	10

	73	132	(122)
Federal income tax (benefit) expense on net capital (losses) gains	(1)	21	—

Federal and foreign income tax expense (benefit)	$72	$153	$(122)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2005	2004	Change
	(In Millions)
Deferred tax assets:
Reserve items	$624	$615	$9
Policy acquisition costs	428	422	6
Non-admitted assets	254	250	4
Policyholder dividend related items	240	212	28
Investment items	167	196	(29)
Unrealized investment losses	141	169	(28)
Pension and compensation related items	169	154	(101)
Other	292	228	180

Total deferred tax assets	2,315	2,246	69
Non-admitted deferred tax assets	(700)	(607)	(93)

Admitted deferred tax assets	1,615	1,639	(24)

Deferred tax liabilities:
Unrealized investment gains	509	611	(102)
Investment items	287	224	63
Deferred and uncollected premium	178	175	3
Pension items	177	167	10
Other	59	67	(8)

Total deferred tax liabilities	1,210	1,244	(34)

Net admitted deferred tax asset	$405	$395	$10

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following:

	Years Ended December 31,
	2005	2004
	(In Millions)
Change in deferred tax assets	$69	$233
Change in deferred tax liabilities	34	(29)

Increase in deferred tax asset	103	204
Tax effect of unrealized gains	(102)	(38)
Tax effect of unrealized losses	28	(107)

Increase in net deferred income taxes	$29	$59

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The provision for federal and foreign income tax expense is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2005		2004		2003
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$220	35%	$151	35%	$70	35%
Investment items	(64)	(10)	(51)	(12)	(138)	(69)
Tax credits	(50)	(8)	(46)	(11)	(38)	(19)
Policyholder dividends	(47)	(8)	52	12	(34)	(17)
Change in reserve valuation basis	(22)	(4)	—	—	—	—
Non-admitted assets	(6)	—	(6)	(1)	(52)	(26)
Other	12	2	(6)	(1)	(11)	(6)

Total	$43	7%	$94	22%	$(203)	(102)%

Federal and foreign income tax expense (benefit)	$72		$153		$(122)
Change in net deferred income taxes	(29)		(59)		(81)

Total statutory income taxes expense (benefit)	$43		$94		$(203)

During the year ended December 31, 2005, the Company paid federal income taxes in the amount of $340 million. In 2004, the Company received federal income tax refunds in the amount of $85 million. In 2003, the Company paid federal income taxes in the amount of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

$107 million. As of December 31, 2005, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $21 million in 2005, $76 million in 2004 and $36 million in 2003.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Based on data released by the United States Internal Revenue Service (“IRS”) during 2005, the Company revised its estimate used at year end 2004.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. Certain affiliates of the Company, recorded on an equity method, repatriated $50 million under this provision during the 2005 calendar year. The Company would have paid approximately an additional $6 million in taxes on the repatriated earnings without the one-time dividend received deduction.

The Company plans to file its 2005 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement that allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 2000 and is currently examining 2001 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2005 and 2004 or for the three years ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its medium-term note programs through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are generally denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $34 million, $32 million and $39 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Future minimum lease commitments are as follows:

(In Millions)
2006	$34
2007	30
2008	26
2009	19
2010	15
Thereafter	23

Total	$147

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, the Company is engaged in litigation related to the termination of its former Chief Executive Officer in June 2005. Further, the Company, along with several other defendants, has been named in an adversary proceeding in the Enron bankruptcy. While the Company is not aware of any actions or allegations that should

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2005, the Company received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses. As of December 31, 2005, the Company has paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

e.	Regulatory inquiries

The Company is subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of its business. The Company has cooperated fully with these regulatory agencies with regard to their investigations and has responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, the Company has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2005 and 2004, the Company had approximately $130 million and $1,325 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. At December 31, 2005 and 2004, the Company had no liability attributable to the funding commitments or support agreement.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2005 and 2004, the Company had approximately $74 million and $46 million of outstanding letters of credit, respectively. At December 31, 2005 and 2004, the Company had no liability attributable to the letter of credit arrangements.

MMHLLC entered into an international asset management agreement that includes guarantees to pay damages suffered by a customer incurred as a result of breach of MMHLLC’s obligation under the agreement, and for any willful default, negligence or fraud by MMHLLC or its subsidiaries. At December 31, 2005, MMHLLC had no outstanding obligations attributable to these guarantees. This guarantee is subject to a $59 million limitation.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2005, the Company had outstanding commitments to purchase privately placed securities, real estate, mortgage loans and partnerships and LLCs, which totaled $495 million, $55 million, $1,295 million and $2,029 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

The Company had commitments related to property lease arrangements, certain indemnities and commitments made in connection with acquisitions, dispositions, investments and other business obligations in the normal course of business. At December 31, 2005 and 2004, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2005 and 2004, the Company had no outstanding obligations attributable to these commitments and guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2005 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,824	17%
At book value less current surrender charge of 5% or more	435	1
At fair value	29,459	62

Subtotal	37,718	80%
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,330	5
Not subject to discretionary withdrawal	7,266	15

Total	$47,314	100%

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2005:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,020
Policyholders’ reserves - individual annuities	2,808
Policyholders’ reserves - guaranteed investment contracts	669
Deposit fund balances	4,339

Subtotal	16,836

Separate Account Annual Statement:
Annuities	29,452
Other annuity contract deposit funds and guaranteed interest contracts	1,026

Subtotal	30,478

Total	$47,314

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2005 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$—	$—	$6,041	$6,041

Reserves:
For accounts with assets at:
Fair value	$1,019	$738	$29,409	$31,166
Amortized cost	—	—	476	476

Total reserves	1,019	738	29,885	31,642
Other liabilities	—	—	262	262

Total	$1,019	$738	$30,147	$31,904

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,019	$—	$—	$1,019
At book value without fair value adjustment and current surrender charge of 5% or more	—	—	399	399
At fair value	—	738	29,416	30,154
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	70	70

Subtotal	1,019	738	29,885	31,642
Other liabilities	—	—	262	262

Total	$1,019	$738	$30,147	$31,904

For the year ended December 31, 2005, transfers to separate accounts were $7,959 million and transfers from separate accounts were $6,550 million. The net transfers to separate accounts of $1,409 million were included in the Statutory Statements of Income.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 Statutory Statement of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Consolidated Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $3,245 million, $1,125 million and $944 million for the years ended December 31, 2005, 2004 and 2003, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; (3) the conversion of bonds to stocks of $9 million, $29 million and $293 million for the years ended December 31, 2005, 2004 and 2003, respectively; and (4) the conversion of stocks to stocks of $123 million for the year ended December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2005 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Baring Asset Management Holdings, Inc.

MassMutual Baring Holding, LLC

Golden Retirement Resources Inc.

MassMutual Holdings (Bermuda) Ltd.

MML Financial, LLC

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	i	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account. [1]

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of distribution servicing agreement between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company. [2]

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy [3]
	ii	Form of Accelerated Death Benefit Rider [4]
	iii.	Form of Accidental Death Benefit Rider [4]
	iv.	Form of Death Benefit Guarantee Rider [4]
	v.	Form of Disability Benefit Rider [4]
	vi.	Form of Insurability Protection Rider [4]
	vii.	Form of Right to Exchange Insured Endorsement [4]

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy. [3]

Exhibit (f)	i.	Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company. [5]
	ii.	By-Laws of Massachusetts Mutual Life Insurance Company. [5]

Exhibit (g)	Form of Reinsurance Contracts. [6]

Exhibit (h)	Form of Participation Agreements
	i.	American Century Variable Portfolios, Inc. [7]
	ii.	Variable Insurance Products Fund II [8]
	iii.	MML Series Investment Fund [9]
	iv.	MML Series Investment Fund II 9
	v.	Oppenheimer Variable Account Funds [10]
	vi.	T. Rowe Price Equity Series, Inc. [8]

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered. *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	a.	Consent of Independent Registered Public Accounting Firm – KPMG LLP *
	ii.	Powers of Attorney [11]

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	Form of SEC Procedures Memorandum describing Massachusetts Mutual Life Insurance Company’s (“MassMutual”) issuance, transfer, and redemption procedures for the Policy. [12]

1	Incorporated by reference to Initial Registration Statement No. 333-22557, filed with the Commission as an exhibit on February 28, 1997.
2	Incorporated by reference to the Post-Effective Amendment No. 1 to this Registration Statement, filed with the Commission as an exhibit effective May 1, 1996.
3	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed with the Commission as an exhibit effective May 1, 1998.
4	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 033-82060, filed with the Commission as an exhibit on February 4, 2005.
5	Incorporated by reference to Initial Registration Statement No. 333-45039, filed with the Commission as an exhibit on January 28, 1998.
6	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-50410, filed with the Commission as an exhibit effective July 8, 2002.
7	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657, filed with the Commission as an exhibit effective May 26, 1998.
8	Incorporated by reference to Initial Registration Statement No. 333-65887, filed with the Commission as an exhibit on October 20, 1998.
9	Incorporated by reference to Initial Registration Statement No. 333-130156 on Form N-4, filed with the Commission as an exhibit on December 6, 2005.
10	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 on Form N-4, filed with the Commission as an exhibit in April 2006.
11	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-130156, filed with the Commission as an exhibit on Form N-4 in April 2006.
12	Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-50410 on Form N-6, filed with the Commission as an exhibit on or about April 25, 2006.
*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

James R. Birle, Chairman 1295 State Street Springfield, MA 01111	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Stuart H. Reese, Director, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Executive Vice Presidents:

Frederick Castellani 1295 State Street Springfield, MA 01111	John V. Murphy 1295 State Street Springfield, MA 01111

Roger Crandall 1295 State Street Springfield, MA 01111	Mark Roellig 1295 State Street Springfield, MA 01111

William F. Glavin 1295 State Street Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

g.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

h.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (10% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	Golden Retirement Resources, Inc. (June 16, 2000), a Delaware corporation that develops insurance-related products.

7.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

8.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

9.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

10.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

11.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

12.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

13.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

14.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

d.	MML Financial Products, LLC (April 14, 2005) is a Delaware limited liability company that is authorized to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily enters into derivatives transactions in the form of credit default swaps.

15.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.)	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

iii.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

i.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

G.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates. MassMutual serves as investment adviser to the trust.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

•	Oppenheimer Bond Fund Series

•	Oppenheimer Integrity Funds

•	Oppenheimer International Large-Cap Core Trust

•	Oppenheimer International Value Trust

•	Oppenheimer Main Street Funds, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust

•	Oppenheimer Principal Protected Trust II

•	Oppenheimer Principal Protected Trust III

•	Oppenheimer Quest for Value Funds

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Variable Account Funds

•	Rochester Portfolio Series

Item 29. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)	MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Peter G. Lahaie	President Chief Executive Officer Main OSJ Supervisor Chief Financial Officer Treasurer	1295 State Street Springfield, MA 01111-0001

Thomas A. Monti	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual L.L.C.	1295 State Street Springfield, MA 01111-0001

Ronald E. Thomson	Vice President	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Vice President	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Anne Melissa Dowling	Large Corporate Markets Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

David W. O’Leary	Hartford OSJ Supervisor Variable Annuity Supervisor	100 Bright Meadow Boulevard Enfield, CT 06082

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Tanguay	Registration Manager	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Donna K. Resutek	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

(c)	Name of Principal Underwriter	Net Underwriting Commissions[1]	Other Compensation
	MML Distributors, LLC		$72,566[2]

[1]	Commissions will be paid through MML Distributors and MMLISI to agents and selling brokers for selling the policy. During January 1, 2005 through December 31, 2005, commissions paid were $707,444.
[2]	MML Distributors receives compensation for its activities as underwriter for the Separate Account. Compensation paid to and retained by MML Distributors in 2005 was $72,566.

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium, variable, whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to Registration Statement No. 033-89798 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 13 to Registration Statement No. 033-89798 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2006.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese, Director, Chairman, President and Chief
Executive Officer Massachusetts Mutual Life Insurance Company

/s/ STEPHEN L. KUHN	On April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Stephen L. Kuhn

As required by the Securities Act of 1933, this Post-Effective Amendment No. 13 to Registration Statement No. 033-89798 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	Director, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2006

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Senior Vice President and Acting Chief Financial Officer (Principal Financial Officer)	April 24, 2006

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 24, 2006

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2006

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2006

/s/ GENE CHAO* Gene Chao	Director	April 24, 2006

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2006

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2006

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2006

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2006

/S/ ROBERT ESSNER* Robert Essner	Director	April 24, 2006

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2006

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 24, 2006

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2006

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2006

/S/ MARC RACICOT* Marc Racicot	Director	April 24, 2006

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On April 24, 2006, as Attorney-in-Fact pursuant to powers of attorney

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered.

Exhibit (n)	i.	a.	Consent of Independent Registered Public Accounting Firm – KPMG LLP